                                                                   EXHIBIT 10.16







                     THE PNC FINANCIAL SERVICES GROUP, INC.
                             INCENTIVE SAVINGS PLAN

             (AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2001)

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                             INCENTIVE SAVINGS PLAN

                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
INTRODUCTORY STATEMENT.......................................................................1

ARTICLE I      DEFINITIONS...................................................................2

     1.1       Account.......................................................................2
     1.2       Account Balance...............................................................2
     1.3       Administrative Committee......................................................2
     1.4       Beneficiary...................................................................2
     1.5       BlackRock Stock...............................................................2
     1.6       Board.........................................................................2
     1.7       Code..........................................................................2
     1.8       Compensation..................................................................2
     1.9       Corporation...................................................................4
     1.10      Corporation Stock.............................................................4
     1.11      Deposit Account...............................................................4
     1.12      Effective Date................................................................4
     1.13      Elective Contribution.........................................................4
     1.14      Elective Contribution Account.................................................4
     1.15      Elective Contribution Agreement...............................................4
     1.16      Elective Deferrals............................................................4
     1.17      Eligible Employee.............................................................4
     1.18      Employee......................................................................5
     1.19      Employer......................................................................5
     1.20      Employer Contribution.........................................................5
     1.21      Employer Contribution Account.................................................5
     1.22      Entry Date....................................................................5
     1.23      ERISA.........................................................................5
     1.24      Highly Compensated Employee...................................................5
     1.25      Hourly Employee...............................................................6
     1.26      Hour of Service...............................................................6
     1.27      Investment Fund...............................................................6
     1.28      Matching Contribution.........................................................7
     1.29      Matching Contribution Account.................................................7
     1.30      Non-highly Compensated Employee...............................................7
     1.31      Participant...................................................................7
     1.32      Participating Employer........................................................7
     1.33      Plan..........................................................................7
     1.34      Plan Administrator............................................................7
     1.35      Plan Manager..................................................................7

                                                                                           Page
                                                                                           ----
     1.36      Plan Year.....................................................................7
     1.37      Prior Plan....................................................................7
     1.38      Related Entity................................................................8
     1.39      Rollover Account..............................................................8
     1.40      Rollover Amount...............................................................8
     1.41      Salaried Employee.............................................................8
     1.42      Spouse........................................................................8
     1.43      Total Disability..............................................................8
     1.44      Trust........................................................................ 8
     1.45      Trust Agreement...............................................................9
     1.46      Trust Fund....................................................................9
     1.47      Trustee.......................................................................9
     1.48      Valuation Date................................................................9
     1.49      Year of Eligibility Service...................................................9

ARTICLE II     PARTICIPATION IN THE PLAN....................................................10

     2.1       Eligibility to Participate...................................................10
     2.2       Participation upon Reemployment..............................................12
     2.3       Designation of Beneficiaries.................................................12

ARTICLE III    CONTRIBUTIONS................................................................14

     3.1       Elective Contributions.......................................................14
     3.2       Employer Contributions.......................................................15
     3.3       Matching Contributions.......................................................16
     3.4       Rollover Contributions.......................................................16

ARTICLE IV     PARTICIPANT ACCOUNTS.........................................................18

     4.1       Maintenance of Accounts for Each Participant.................................18

ARTICLE V      VESTING......................................................................19

     5.1       Vesting......................................................................19

ARTICLE VI     INVESTMENT OPTIONS...........................................................20

     6.1       Participant Investment Elections.............................................20
     6.2       Other Restrictions on Availability of Investment Funds.......................21
     6.3       Transfer of Assets...........................................................21
     6.4       Records......................................................................22
     6.5       Participant Interest in Trust Fund...........................................22
     6.6       Valuation of Investment Funds................................................22
     6.7       Allocation of Expenses.......................................................23
     6.8       Allocation of Earnings and Losses............................................23

                                                                                           Page
                                                                                           ----
ARTICLE VII    LIMITATIONS ON CONTRIBUTIONS.................................................24

     7.1       Maximum Amount of Elective Contributions.....................................24
     7.2       Deductibility................................................................25
     7.3       Limitation on Annual Additions...............................................25
     7.4       Actual Deferral Percentage Test..............................................27
     7.5       Actual Contribution Percentage Test..........................................30
     7.6       Multiple Use Test............................................................31

ARTICLE VIII   DISTRIBUTION OF BENEFITS.....................................................32

     8.1       Time of Distribution.........................................................32
     8.2       Minimum Distributions........................................................33
     8.3       Latest Commencement of Benefits..............................................34
     8.4       Method of Payment............................................................34
     8.5       Medium of Distribution.......................................................35
     8.6       Payment to Minors and Incompetents...........................................35
     8.7       Direct Rollover Provisions...................................................36

ARTICLE IX     IN-SERVICE WITHDRAWALS DURING EMPLOYMENT.....................................38

     9.1       Regular Withdrawals..........................................................38
     9.2       Hardship Withdrawals.........................................................38
     9.3       Funding of Withdrawals.......................................................40
     9.4       Withdrawals Permitted under Certain Prior Plans..............................40

ARTICLE X      LOANS TO PARTICIPANTS........................................................41

     10.1      Authorization of Loans.......................................................41
     10.2      Minimum Requirements for Loans...............................................41
     10.3      Disclosure of Terms of Loan Program to Participants..........................44

ARTICLE XI     ALLOCATION OF FIDUCIARY RESPONSIBILITIES AND DUTIES..........................45

     11.1      Corporation..................................................................45
     11.2      Administrative Committee.....................................................45
     11.3      Trustee......................................................................45
     11.4      Investment Managers..........................................................46
     11.5      No Joint Fiduciary Responsibilities..........................................47

ARTICLE XII    ADMINISTRATION OF PLAN.......................................................48

     12.1      Administrative Committee.....................................................48
     12.2      Duties and Powers............................................................48
     12.3      Plan Manager.................................................................49

                                                                                           Page
                                                                                           ----
     12.4      Standard of Conduct..........................................................49
     12.5      Delegation...................................................................49
     12.6      Meetings.....................................................................50
     12.7      Rules and Decisions..........................................................50
     12.8      Compensation and Payment of Expenses.........................................51
     12.9      Insurance....................................................................51
     12.10     Resignation and Removal......................................................51
     12.11     Disqualification.............................................................52
     12.12     Claims Procedure.............................................................52

ARTICLE XIII   PARTICIPATING EMPLOYERS......................................................54

     13.1      Adoption of Plan by Participating Employers..................................54
     13.2      Actions by Subsidiaries or Affiliates........................................54
     13.3      Corporation Amends on Behalf of All Employers................................54
     13.4      Any Employer May Terminate...................................................54

ARTICLE XIV    AMENDMENT, MERGER AND TERMINATION............................................55

     14.1      Amendment....................................................................55
     14.2      Merger and Consolidation of Plan, Transfer of Plan Assets....................55
     14.3      Discontinuance of Contributions and Termination of Plan......................56

ARTICLE XV     MISCELLANEOUS................................................................57

     15.1      Exclusive Benefit of Participants and Beneficiaries..........................57
     15.2      Employment Rights............................................................58
     15.3      Spendthrift Clause...........................................................59
     15.4      Employer's Successor.........................................................59
     15.5      Legal Actions................................................................59
     15.6      Power to Interplead..........................................................60
     15.7      Unclaimed Amounts............................................................60
     15.8      Construction of Plan.........................................................60
     15.9      USERRA and Code Section 414(u) Compliance....................................61

ARTICLE XVI    TOP HEAVY PROVISIONS.........................................................62

     16.1      Definitions of Terms Used in This Article XVI................................62
     16.2      Determination of Top Heavy and Super Top Heavy Status........................65
     16.3      Right to Participate in Allocation of Employer's Contributions...............65
     16.4      Minimum Employer Contribution Allocation.....................................66

ARTICLE XVII   EMPLOYEE STOCK OWNERSHIP PLAN................................................68

     17.1      Definitions of Terms Used in This Article XVII...............................68
     17.2      Effective Date of ESOP.......................................................68

                                                                                           Page
                                                                                           ----
     17.3      Participating Employer Contributions.........................................69
     17.4      Participant Contributions....................................................70
     17.5      Investment of ESOP Assets....................................................70
     17.6      Purchases of Corporation Stock...............................................70
     17.7      Sales of Corporation Stock...................................................70
     17.8      Exempt Loans.................................................................71
     17.9      Allocations to Participants' Accounts........................................74
     17.10     Allocable Shares.............................................................75
     17.11     Accounting for Allocations...................................................76
     17.12     Form of Distribution.........................................................77
     17.13     Voting Corporation Stock.....................................................77

ANNEX I        PAY CODES

ANNEX II       PARTICIPATING EMPLOYERS

ANNEX III      PRIOR PLANS AND PROTECTED BENEFITS

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                             INCENTIVE SAVINGS PLAN

                             INTRODUCTORY STATEMENT

     The PNC Financial Services Group, Inc. (formerly known as PNC Bank Corp.), a Pennsylvania corporation (the "Corporation"), sponsors The PNC Financial Services Group, Inc. Incentive Savings Plan (formerly known as the PNC Bank Corp. Incentive Savings Plan) (the "Plan").

     Effective as of January 1, 2001 (and other effective dates set forth herein), the Corporation desires to amend and restate the Plan in its entirety to (i) incorporate previously adopted amendments, (ii) comply with and reflect certain changes made by applicable legislation and (iii) make certain clarifying and other changes.

                                    ARTICLE I
                                   DEFINITIONS

     The following words and phrases as used herein shall have the following meanings, unless a different meaning clearly is required by the context.

1.1 "Account" means the sum of a Participant's Deposit Account, Elective Contribution Account, Employer Contribution Account, Matching Contribution Account and Rollover Account.

1.2 "Account Balance" means the entire amount allocated to the Participant's Account in the Trust Fund.

1.3 "Administrative Committee" means the committee appointed by the Board or its delegate to administer the Plan.

1.4 "Beneficiary" means the person or persons or trust or estate designated by a Participant under Section 2.3 of the Plan.

1.5  "BlackRock Stock" means the Class A common stock of BlackRock, Inc.

1.6 "Board" means the board of directors of the Corporation as from time to time designated, any committee of the Board to which the Board duly delegates its duties and authority hereunder, or any other authorized delegate of the Board or any committee thereof.

1.7  "Code" means the Internal Revenue Code of 1986, as amended.

1.8 "Compensation" means the total compensation received by a Participant from the Employer, including wages, salaries, commissions and fees for professional services actually rendered in the course of employment with the Employer. Compensation shall include any salary reductions provided for under Code Sections 125, 132, 402(a)(8) and 402(h), including, but not limited to, Elective Contributions. Compensation shall not include severance pay, Employer Contributions or Matching Contributions to this Plan (but shall include Elective Contributions) and employer contributions to any pension plan or welfare plan sponsored by the Employer.

     Compensation shall not include variable pay such as annual bonus amounts in excess of the greater of (i) $25,000 or (ii) 50 percent of such variable pay, provided that for a Participant who is not a member of the corporate executive group, variable pay shall not exceed $250,000. For this purpose, Annex I contains a list of all pay codes that are treated as Compensation for purposes of the Plan, including those that are treated as variable pay. For this purpose, the corporate executive group means the group designated as such by the Corporation.

     Compensation does not include any amounts imputed into a Participant's gross income for federal income tax purposes by a provision of the Code, including, but not limited to, (i) any amounts required to be reported as wages on a Participant's Form W-2 as a result of Employee expense reimbursements (such as moving expenses), (ii) director's fees, (iii) amounts realized under Code
Section 83 from the transfer of property, except to the extent includible in income pursuant to the election described in Code Section 83(b), (iv) amounts realized from the exercise of a nonqualified stock option or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, (v) payments from a plan of deferred compensation not qualified under Code Section 401(a), (vi) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option and (vii) payments made by an Employer for group-term life insurance, hospitalization and like benefits, but only to the extent that the amount are not paid by the Employer on behalf of a Participant pursuant to the Participant's salary deferral election under a cafeteria plan described in Code Section 125.

     A Participant's Compensation shall not exceed the Code Section 401(a)(17) limit, as adjusted by the Secretary of the Treasury.

     The family aggregation rules of Code Section 401(a)(17) are deleted from this Plan effective January 1, 1997.

1.9  "Corporation" means The PNC Financial Services Group, Inc.

1.10 "Corporation Stock" means the common stock of The PNC Financial Services Group, Inc.

1.11 "Deposit Account" means the account used to record a Participant's interest in the Plan attributable to certain interests under Prior Plans.

1.12 "Effective Date" means January 1, 2001.

1.13 "Elective Contribution" means the amount contributed by the Employer under Section 3.1 of the Plan in accordance with an Elective Contribution Agreement between an Employer and a Participant.

1.14 "Elective Contribution Account" means the account used to record a Participant's interest in the Plan attributable to Elective Contributions and certain interests under Prior Plans.

1.15 "Elective Contribution Agreement" means the agreement whereby an Eligible Employee elects to defer a portion of Compensation under the procedures set forth in Article III. Such form shall set forth the amount of Compensation that the Eligible Employee elects to defer and such other information as the Employer or Administrative Committee may require.

1.16 "Elective Deferrals" means for a taxable year all of a Participant's
(i) elective contributions under a 401(k) plan (including Elective Contributions under this Plan), (ii) employer contributions to a simplified employee pension under Code Section 402(h)(1)(B), (iii) employer contributions to a Code section 403(b) annuity contract under a salary reduction agreement and (iv) employee deductible contributions to a Code section 501(c)(18) trust.

1.17 "Eligible Employee" means any Employee who has satisfied all of the requirements to become a Participant under Article II, other than execution of an Elective Contribution

Agreement. Eligible Employee does not include any Employee who is a leased employee (as defined in Code Section 414(n)) or a student intern.

1.18 "Employee" means any person who is paid on an hourly basis or salary basis by an Employer for services rendered for such Employer. Employee does not include (i) any individual who is covered by a collective bargaining agreement where retirement benefits were the subject of good faith bargaining shall, unless the collective bargaining agreement provides for the individual's inclusion in this Plan, (ii) any person who is receiving only a pension or severance pay from an Employer, (iii) any individual hired and classified by the Employer as an independent contractor, or who receives compensation by way of fee under contract, written or otherwise, even if misclassified by the Employer as subsequently determined in a judicial or administrative proceeding; and (iv) a director of an Employer who is not an officer or otherwise an employee of an Employer without regard to such individual's status for tax or any other purpose.

1.19 "Employer" means the Corporation, any successors in interest thereto and any Participating Employer.

1.20 "Employer Contribution" means the amount contributed by the Employer under
Section 3.2 of the Plan.

1.21 "Employer Contribution Account" means the account used to record a Participant's interest in the Plan attributable to Employer Contributions and certain interests under Prior Plans.

1.22 "Entry Date" means the first day of each calendar month.

1.23 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.24 "Highly Compensated Employee" means, effective January 1, 1997, any Employee who (i) performs service for the Employer during the Plan Year or the immediately preceding Plan Year (the "determination year") and who was, or is, a five percent owner (as defined in Code

Section 416(i)(1)) or (ii) for the preceding Plan Year received compensation from the Employer in excess of $80,000 (as adjusted by the Secretary of the Treasury) and for such year was a member of the top 20 percent of Employees of the Employer when ranked on the basis of compensation in accordance with Code
Section 414(q)(4) (the "top-paid group").

     A Highly Compensated Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performed no service for the employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

     The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the Treasury Regulations thereunder.

1.25 "Hourly Employee" means an Employee who is paid on an hourly basis.

1.26 "Hour of Service" means, in accordance with Department of Labor Regulation
Section 2530.200b-2, each hour for which an Employee is directly or indirectly paid, or entitled to be paid by an Employer, regardless of whether employment duties are performed, and each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer. These hours shall be credited to an Employee for the computation period during which the Employee's employment duties were performed, but in the event a payment is made or due for a reason other than the performance of duties, hours shall be credited for the computation period during which the absence from work occurred.

1.27 "Investment Fund" means any of the funds in which a Participant may direct the investment of the Participant's Account under the Trust Fund. The Administrative Committee shall have complete and exclusive discretion (i) to designate the type and number of funds among which a Participant may choose to invest the Participant's Account and
(ii) to change the type and number of funds available.

1.28 "Matching Contribution" means the amount contributed by the Employer under
Section 3.3 of the Plan.

1.29 "Matching Contribution Account" means the account used to record the Participant's interest in the Plan attributable to Matching Contributions and certain interests under Prior Plans.

1.30 "Non-highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

1.31 "Participant" means an Eligible Employee who has satisfied the eligibility requirements set forth in Article II herein and has executed an Elective Contribution Agreement that has been accepted by the Administrative Committee.

1.32 "Participating Employer" means a Related Entity approved by the Board or its delegate to have its employees participate in the Plan. Participating Employers are listed on Annex II.

1.33 "Plan" means The PNC Financial Services Group, Inc. Incentive Savings Plan.

1.34 "Plan Administrator" means the Corporation.

1.35 "Plan Manager" means the individual designated by the Administrative Committee to manage the operation of the Plan as herein provided or to whom the Administrative Committee has duly delegated any of its duties or obligations hereunder.

1.36 "Plan Year" means the calendar year.

1.37 "Prior Plan" means each of the plans listed on Annex III.

1.38 "Related Entity" shall mean any entity which, with the Corporation or any Employer, forms (i) a controlled group of corporations within the meaning of Code Section 414(b), (ii) a group of trades or businesses under common control within the meaning of Code Section 414(c) or (iii) an affiliated service group within the meaning of Code Section 414(m). For purposes of Article VII, however, the adjustments required by Code Section 415(h) shall be made to such subsections.

1.39 "Rollover Account" means the account used to record a Participant's interest in the Plan attributable to a Rollover Amount, if any, and certain interests under Prior Plans.

1.40 "Rollover Amount" means any rollover amount or rollover contribution defined in Code Sections 402(c)(4), 403(a)(4) or 408(d)(3) or direct trustee-to-trustee transfer of an amount that, if distributed, would satisfy such Code Sections.

1.41 "Salaried Employee" means an Employee who is paid on the basis of annual salary.

1.42 "Spouse" means the person to whom a Participant is legally married as determined by the Administrative Committee or its designee.

1.43 "Total Disability" means a medically determinable physical or mental condition of such severity and probable prolonged duration as to entitle a Participant to receive disability payments under a long-term disability income plan maintained by an Employer with respect to that Employee. For Employees not covered by such a plan, Total Disability shall be determined by the Administrative Committee using the criteria established by the Corporation's long-term disability insurance carrier or administrator to determine eligibility of Employees covered thereby to receive long-term disability income payments.

1.44 "Trust" means the trust established as part of this Plan to hold the assets of the Plan pursuant to the Trust Agreement.

1.45 "Trust Agreement" means the agreement or agreements of trust and/or custodial agreements established as part of this Plan between the Trustee and the Corporation.

1.46 "Trust Fund" means, collectively, all funds received by the Trustee, together with all income thereon and increments and profits therefrom, as the same may be held or invested from time to time as provided for in the Trust Agreement.

1.47 "Trustee" means PNC Bank, N.A., acting through its trust division, or its successors in trust, or any additional or successor Trustee as named by the Corporation.

1.48 "Valuation Date" means each day on which the New York Stock Exchange (or any other national securities exchange) is open to execute purchases or sales of securities and on which the Trust Fund is valued.

1.49 "Year of Eligibility Service" means an eligibility computation period during which an Employee is credited with 1,000 or more Hours of Service. The eligibility computation period shall be an initial period of 12 consecutive months beginning on the Employee's date of employment. Subsequent to the initial 12-month period, the eligibility computation period shall be the Plan Year, beginning with the Plan Year in which the first anniversary of the Employee's date of employment occurs.

                                   ARTICLE II
                            PARTICIPATION IN THE PLAN

2.1  Eligibility to Participate

     (a)  General Rule

     Except as provided below, an Eligible Employee shall become a Participant on the Entry Date coincident with or next following the date the Participant has
(i) attained the age of 21, (ii) in the case of a Salaried Employee, completed six consecutive months of service on an elapsed time basis, or, in the case of an Hourly Employee, completed one Year of Eligibility Service and (iii) executed an Elective Contribution Agreement.

     (b) Transfer to Participating Employer from Nonparticipating Related Entity or Nonparticipating Collective Bargaining Unit

     Each Eligible Employee who transfers to a Participating Employer from a Related Entity that is not a Participating Employer shall become a Participant on the Entry Date coincident with or next following the date the Participant first performs an Hour of Service with the Participating Employer, provided the Participant has (i) attained the age of 21, (ii) in the case of a Salaried Employee, completed six consecutive months of service with the Related Entity on an elapsed time basis, or, in the case of an Hourly Employee, completed one Year of Eligibility Service with the Related Entity and (iii) executed an Elective Contribution Agreement.

     If an Employee either ceases to be a member of a nonparticipating collective bargaining unit or is re-employed by a Participating Employer, the Participant shall be eligible to participate in the Plan on the Entry Date coincident with or next following the later of (i) the date upon which the Participant satisfies the eligibility requirements of Section 2.1(a) or (ii) the date upon which the change in status occurs.

     (c) Becoming Employed By Participating Employer Because Related Entity Elects to Participate or Because of Corporate Transaction

     If an Eligible Employee becomes employed by a Participating Employer in connection with either a Related Entity electing to be a Participating Employer or a Participating Employer's merger with another company, acquisition of another company, or acquisition of any portion of another company as a result of either an asset or stock purchase or similar transaction then the Eligible Employee shall become a Participant after executing an Elective Contribution Agreement on the Entry Date (or other date) coincident with or next following the earlier of (i) the date set forth in Section 2.1(a) or (ii) the date, if any, set forth in the Board resolution or in the agreement of merger, sale or acquisition upon which acquired employees shall commence participation in the Plan.

     (d) Transfer of Participant to Nonparticipating Related Entity or Nonparticipating Collective Bargaining Unit

     If an individual who is a Participant does not terminate employment but is transferred to a Related Entity that is not a Participating Employer or becomes a member of a collective bargaining unit that does not participate in the Plan, then unless the applicable collective bargaining agreement provides otherwise, during the period that such individual is employed by such Related Entity or is a member of such collective bargaining unit, the Administrative Committee shall limit such individual's sharing in the allocation of Employer Contributions, if any, under the Plan to the extent of the individual's Compensation paid by the Employer for services rendered while such individual was not employed by such nonparticipating Related Entity or a member of a collective bargaining unit. However, during such period, the individual's Account shall continue to share fully in Trust Fund allocations under Section 6.8.

     (e)  Certain Hourly Employees

     Certain Hourly Employees hired prior to January 1, 1994 and not otherwise eligible under subsections (a) through (d) above became Participants because they were deemed to have accumulated more than 1,000 Hours of Service with a Participating Employer during the period from January 1, 1993 to December 31, 1995 because of changes to administrative and recordkeeping processes. No other Hourly Employees are eligible to participate in the Plan under this subsection (e).

2.2  Participation upon Reemployment

     A former Employee who participated in the Plan prior to the Employee's termination of employment with the Employer shall resume participation in the Plan effective as of the Employee's date of reemployment; provided that the Employee's Elective Contributions shall not be resumed, or begin, as the case may be, until the Entry Date next following the Employee's date of reemployment.

2.3  Designation of Beneficiaries

     (a)  Procedures for Designating

     Each Participant shall have the right to designate a Beneficiary (including contingent Beneficiaries if the Participant so desires) to receive the interest of such Participant in the Trust Fund upon the death of such Participant. A Beneficiary designation must be made in accordance with procedures established by the Administrative Committee and is not effective unless received by the Administrative Committee or its designee. A Participant who wishes to designate, or who previous to marriage has designated, a primary Beneficiary other than the Participant's Spouse shall furnish to the Administrative Committee the written consent of the Participant's Spouse, witnessed by a notary public, to such Beneficiary designation. Unless otherwise specified by law or regulation, the designation of a nonspousal Beneficiary shall be ineffective absent such notarized spousal consent.

     (b)  Change of Beneficiary

     Subject to the required spousal consent, a Participant shall have the right to change or revoke any Beneficiary designation, at any time and from time to time, by filing a new designation or notice of revocation with the Administrative Committee. A Spouse's consent applies only to the signatory Spouse and does not bind any future Spouse. In the event the Participant remarries, the new Spouse will be deemed to be the Beneficiary, unless the procedures set forth above to designate another Beneficiary are followed with respect to the new Spouse.

     (c)  Death of Participant with No Beneficiary

     If a person designated as a Beneficiary by a Participant fails to survive the Participant, such designation of that person as Beneficiary shall not be effective. If a Participant dies without having an effective designation of a Beneficiary in effect, any payments becoming payable under this Plan by reason of the Participant's death shall be made, on direction of the Administrative Committee, in equal shares to and among the person or persons who shall be shown, to the reasonable satisfaction of the Administrative Committee, to be within the first of the following five classes of potential Beneficiaries which shall contain one or more members surviving at the death of the Participant: (i) the Participant's Spouse, (ii) the Participant's issue, per stirpes, (iii) the Participant's parents, (iv) the Participant's brothers and sisters or (v) the Participant's executors or administrators.

     (d)  Death of Beneficiary while Receiving Payments

     If a Beneficiary dies at any time when any amount remains to be paid to the Beneficiary under this Plan, and if the Participant has not named a successor or contingent Beneficiary, the remaining benefits shall be paid, on direction of the Administrative Committee, in equal shares to and among the person or persons who shall be shown, to the reasonable satisfaction of the Administrative Committee, to be within the first of the following five classes of potential Beneficiaries which shall contain one or more members surviving at the death of the Beneficiary: (i) the Participant's Spouse, (ii) the Participant's issue, per stirpes, (iii) the Participant's parents, (iv) the Participant's brothers and sisters or (v) the Participant's executors or administrators.

                                   ARTICLE III
                                  CONTRIBUTIONS

3.1  Elective Contributions

     (a)  Amount of Elective Contributions

     During the month preceding a Participant's Entry Date into the Plan, an Eligible Employee may elect, in accordance with the procedures established by the Administrative Committee or Plan Manager, by entering into an Elective Contribution Agreement, to cause an Elective Contribution to be made to the Plan on the Participant's behalf with respect to the Participant's Compensation in an amount equal to any whole number percentage between one percent and 15 percent, and effective January 1, 2002, between one percent and 20 percent, of the Eligible Employee's Compensation.

     (b)  Payroll Deductions

     Elective Contributions made on behalf of Participants shall be collected by the Employer through deductions from the Participant's Compensation in accordance with the uniform rules that may be adopted by the Administrative Committee from time to time. All such contributions shall be paid to the Trustee by the Employer and shall be credited to the Participant's Elective Contribution Account.

     (c)  Change in or Discontinuance of Elective Contributions

     Any Participant who has filed an Elective Contribution Agreement may elect to change the percentage of future Compensation to be contributed to the Plan for any future payroll period or to discontinue future Elective Contributions. The Participant must make such election to the designated agent for the Administrative Committee at such time and in the manner designated in accordance with guidelines established by the Administrative Committee. Elections shall be effective on the next pay date, provided the election is made at least nine days before the pay date. A Participant who discontinues Elective Contributions may resume Elective Contributions by completing and filing a new Elective Contribution Agreement.

3.2  Employer Contributions

     (a)  Amount of Employer Contributions

     Each Employer shall contribute with respect to Participants who are its Employees such amount as the Board, in its sole discretion, may determine prior to the end of the Plan Year for which such contribution is made.

     (b)  Time of Payment of Employer Contributions

     Each Employer shall make its Employer Contributions, if any, prior to the last date for filing (including extensions) such Employer's federal income tax return for the fiscal year with respect to which such contributions are made.

     (c)  Profits Not Required under Plan

     Employer Contributions may be made to the Plan without regard to its current or accumulated earnings and profits for the taxable year or years ending with or within such Plan Year. Notwithstanding the foregoing, the Plan is hereby designated as a profit sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

     (d)  Allocation of Employer Contributions

     Employer Contributions shall be allocated to a Participant's Employer Contribution Account according to the ratio that each such Participant's Compensation for such Plan Year bears to the aggregate Compensation of all Participants for the Plan Year.

3.3  Matching Contributions

     (a)  Amount of Matching Contributions

     Each Employer with respect to each Participant that is its Employee shall contribute an amount equal to 100 percent of the Participant's Elective Contributions up to six percent of the Participant's Compensation on each pay date.

     (b)  Time of Payment of Matching Contributions

     Each Employer shall contribute Matching Contributions with respect to a Participant to the Plan in accordance with applicable law.

3.4  Rollover Contributions

     (a)  Written Request

     The Plan Manager, pursuant to a written request, may permit either a Participant or an Employee who has not met the age and service requirements in
Article II of the Plan to contribute a Rollover Amount to the Trust. The written request shall set forth the amount of such Rollover Amount and contain a statement, satisfactory to the Plan Manager, that such contribution constitutes a Rollover Amount.

     (b)  Status of Rollover Amount Contributed by Non-Participant

     In the case of a Rollover Amount contributed by an Employee who is not yet a Participant, such Employee will not become a Participant until the requirements of Article II are satisfied. Until such Employee becomes a Participant, the Employee is not entitled to make or receive contributions under the Plan or to take loans or withdrawals from the Rollover Account.

     (c)  Expenses Incurred in Connection with Rollover

     Unless the Plan Manager, in its sole discretion, determines otherwise, any expenses incurred incident to the transfer or rollover of such property to the Plan shall be paid by the Participant.

                                   ARTICLE IV
                              PARTICIPANT ACCOUNTS

4.1  Maintenance of Accounts for Each Participant

     Separate accounts shall be maintained by the Employer in the name of each Participant for Employer Contributions, Elective Contributions, Matching Contributions, Rollover Amounts and Deposit Accounts. The maintenance of the individual accounts is for accounting purposes only, and a segregation of assets and liabilities of the Trust Fund is not intended.

                                    ARTICLE V
                                     VESTING

5.1  Vesting

     A Participant's interest in the Participant's Account shall be fully vested at all times, except as provided in Annex III for amounts transferred from certain Prior Plans. If a Participant's account in a plan maintained by a Related Entity that has not adopted this Plan is transferred to this Plan on or after January 1, 1991, the Participant shall become fully vested in any unvested portion of the amounts transferred from the plan maintained by the Related Entity.

                                   ARTICLE VI
                               INVESTMENT OPTIONS

6.1  Participant Investment Elections

     (a) Investment of Deposit Account, Elective Contributions, Employer Contributions and Rollover Account

     Deposit Accounts, Elective Contributions, Employer Contributions and Rollover Accounts shall be invested at the direction of the Participant in any or all of the Investment Funds. Each Participant shall designate in accordance with procedures or mechanisms implemented by the Plan Manager from time to time, the percentage, in multiples of one percent of Employer Contributions, Elective Contributions, Rollover Amounts or Deposit Accounts that are to be invested in each of the available Investment Funds. In the event that a Participant does not make such designation, the Participant shall be deemed to have elected such Investment Fund as the Administrative Committee or the Plan Manager may designate from time to time. Such elections shall remain in effect and apply to all subsequent Elective Contributions, Employer Contributions and Rollover Amounts made with respect to such Participant until the election is changed as provided herein.

     (b)  Investment of Matching Contributions

     All Matching Contributions shall be invested in Corporation Stock, except that effective January 1, 2001, in the case of a Participant employed at the time the Matching Contribution is made by any Participating Employer that is a subsidiary of BlackRock, Inc., the Matching Contribution shall be invested in BlackRock Stock. Notwithstanding any other provision of this Plan, a Participant who has attained the age of 50 may make an election in accordance with procedures established by the Plan Manager to transfer all or part of the Matching Contributions made on the Participant's behalf from Corporation Stock or BlackRock Stock to any other Investment Funds and/or to have future Matching Contributions invested in the other Investment Funds.

     (c)  Restrictions on Investment Elections

     Investment elections relating to the Corporation Stock and BlackRock Stock are subject to Corporation's and BlackRock, Inc.'s policies regarding trading of employer securities, including insider trading policies.

6.2  Other Restrictions on Availability of Investment Funds

     In connection with a merger of another plan into this Plan, the transfer of assets from another plan to this Plan or the transfer of assets from this Plan to another plan, the Administrative Committee may impose such restrictions on such elections or the availability of Investment Funds as may be necessary, appropriate or convenient in order to facilitate such merger or transfer.

6.3  Transfer of Assets

     The Administrative Committee shall direct the Trustee to transfer moneys or other property from the appropriate Investment Fund to another Investment Fund as may be necessary to carry out the aggregate transfer transactions after the Administrative Committee has caused the necessary entries to be made in the Participants' Accounts in the Investment Funds and has reconciled offsetting transfer elections, in accordance with uniform rules established by the Administrative Committee.

6.4  Records

     The records of the Plan shall be maintained by the Administrative Committee and shall accurately disclose the status of each Account. Each Participant shall be advised generally as of each calendar quarter, but at least once during each Plan Year, as to the value of the Participant's Account.

6.5  Participant Interest in Trust Fund

     Each Participant shall have an undivided proportionate interest in the Trust Fund. Such interest shall be measured by the proportion that the market value of the Participant's Account in each Investment Fund bears to the total market value of all Accounts invested in such Trust Fund as of the date that interest is being determined.

6.6  Valuation of Investment Funds

     The current value of the assets held in each of the Investment Funds and any other assets held in the Trust shall be determined by the Trustee as of each Valuation Date. Interests in each Investment Fund shall be valued at their last public sale price upon the New York Stock Exchange on the Valuation Date, or upon any other recognized exchange or exchanges, or if no such sale shall have been reported, and in the case of "over-the-counter" quotations, the last bid price at the close of business on the Valuation Date. The value of any security which is not listed or dealt in on any exchange shall be determined as nearly as may be in the same manner, except that there may be used for the purpose of obtaining the sale price or the bid price any published quotations in common use which may be available, or, in the discretion of the Trustee, quotations by a reputable broker dealing in such securities. Investments that are not currently quoted shall be appraised at their fair market value in the opinion of the Trustee.

6.7  Allocation of Expenses

     As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund after first deducting any expenses that have not been paid by the Employer. Unless paid by the Employer, and subject to such limitations as may be imposed by ERISA or other applicable law, all costs and expenses incurred in connection with the general administration of the Plan and the Trust shall be chargeable to the Trust Fund.

6.8  Allocation of Earnings and Losses

     As of each Valuation Date, the Administrative Committee, with the assistance of the Trustee, shall allocate the net earnings and gains or losses of each Investment Fund of the Trust Fund in accordance with procedures adopted by the Administrative Committee.

                                   ARTICLE VII
                          LIMITATIONS ON CONTRIBUTIONS

7.1  Maximum Amount of Elective Contributions

     (a)  Elective Deferral Limit

     A Participant's Elective Deferrals for a calendar year under the Plan and all other plans, contracts or arrangements of the Employer and any Related Entity may not in the aggregate exceed the limitation in effect for such calendar year under Code Section 402(g)(1).

     (b)  Mandatory Distribution of Excess Deferrals

     If, for a calendar year, a Participant's Elective Deferrals exceed the limit above, excess deferrals (and income allocable thereto) will be distributed to the Participant on or before April 15 of the following calendar year. The income allocable to the excess deferrals will be determined in accordance with
Section 7.1(d).

     (c)  Elective Distribution of Excess Deferrals

     If, for a calendar year, a Participant's Elective Deferrals do not exceed the limit above, but would exceed such limit if elective deferrals under plans, contracts or arrangements or unrelated entities were considered, then the Participant may request that a portion of the Participant's Elective Contributions under this Plan be treated as excess deferrals and distributed pursuant to Section 7.1(b) above. In no event may such amount exceed the lesser of (i) the amount by which the Participant's total Elective Deferrals exceed the Code Section 401(g) limit for the calendar year or (ii) the Participant's Elective Contributions under the Plan for the calendar year.

     A Participant's request for distribution of excess deferrals under this Section must be made in accordance with the procedures established by the Administrative Committee or Plan

Manager and filed with the Administrative Committee on or before March 1 of the calendar year following the calendar year for which the excess deferrals were made. The request must specify the amount of the Participant's excess deferrals and be accompanied by a statement that if such amounts are not distributed, the Participant's Elective Deferrals for the calendar year will exceed the Code
Section 402(g) limit.

     (d)  Income Allocable to Excess Deferrals

     The income allocable to excess deferrals for a calendar year is equal to allocable gain or loss for the calendar year which is determined by multiplying the net income (or loss) for the calendar year allocable to Elective Contributions by a fraction, the numerator of which is the excess deferrals by the Employee for the taxable year and the denominator of which is the sum of (i) the Account Balance of the Employee attributable to Elective Contributions as of the beginning of the calendar year, and (ii) the Employee's Elective Contributions for the calendar year.


7.2  Deductibility

     Elective Contributions, Employer Contributions and Matching Contributions collectively shall not be in excess of the maximum amount allowable as a deduction for federal income tax purposes under Section 404 of the Code. For purposes of determining the maximum deductible contribution, Employer Contributions shall not include any amount that may be credited to the Plan and allocated to Participants' Accounts in respect of fees received by the Employer from any mutual fund it services.


7.3  Limitation on Annual Additions

     (a)  Amount of Limitation

     Notwithstanding any other provision of this Plan, the total annual additions (as defined in Code Section 415) to the Account of any Participant under this Plan and any other defined contribution plan or plans maintained by the Employer or any Related Entity for any Plan Year shall not exceed the lesser of (i) 25 percent of the Participant's compensation (as defined in Code Section 415, which for Plan Years beginning on or after January 1, 1998, shall include (A) any elective deferral (as defined in Code Section 402(g)(3)) and (B) any amount that is contributed or deferred by the Employer at the election of the Employee and that is not includible in the Employee's gross income by reason of Code Sections 125, 132(f)(4) or 457) or
(ii) $35,000, as adjusted by the Secretary of the Treasury (or, effective for Plan Years ending on or before December 31, 1994, if greater, one-quarter of the defined benefit dollar limit in effect for such year under Section 415(b)(1)(A) of the Code).

     (b)  Return of Excess Contributions

     In the event that Elective Contributions, with respect to any Participant, exceed the limitations imposed by this Section 7.3, then the excess shall be paid to such Participant in cash. In the event Employer Contributions and Matching Contributions exceed the limitations imposed by this Section 7.3 with respect to any Participant, then the excess first shall be used to reduce Matching Contributions and the balance shall be carried over to subsequent years and used to reduce Matching Contributions for such subsequent year or years. Amounts carried over shall be held in a suspense account (as described in Article XVII), and shall be invested in any manner the Trustee deems appropriate.

     (c)  Combined Defined Benefit and Defined Contribution Plan Limit

     For Plan Years ending before December 31, 1999, if an Employee was a Participant in one or more defined benefit plans and one or more defined contributions plans maintained by the Employer, the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" for any year may not exceed 1.0.

     The defined benefit plan fraction for any year is a fraction (i) the numerator of which is the Participant's projected annual benefit under all defined benefit plans maintained by the Employer (determined as of the close of the Plan Year) and (ii) the denominator of which is the lesser of (A) the product of 1.25 multiplied by the dollar limitation in effect under Code Sections 415(b) and 415(d) for such year or (B) 140 percent of the Participant's highest average compensation, including any adjustments under Code
Section 415(b) for such year.

     The defined contribution plan fraction for any year is a fraction (i) the numerator of which is the sum of the annual additions to the Participant's Account as of the close of the Plan Year and (ii) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with the Employer: (A) the product of 1.25 multiplied by the dollar limitation determined under Code Sections 415(d) and (b) in effect for such year (determined without regard to Code Section 415(c)(6)) or (B) 35 percent of the Participant's compensation for such year.


7.4  Actual Deferral Percentage Test

     Effective for Plan Years beginning on and after January 1, 2000, the Plan is intended to satisfy the actual deferral percentage test of Code Section 401(k)(3)(A)(ii) by utilizing the Code's design-based safe harbor. However, for any Plan Year in which the Plan is not a safe harbor plan, the provisions below will apply.

     (a)  Definition of Actual Deferral Percentage

     "Actual Deferral Percentage" means the average of the percentages (calculated separately for each Participant who is eligible to make Elective Contributions to the Plan) determined by dividing (i) by (ii) where (i) is the total of the Elective Contributions made for the Plan Year on behalf of each such Participant and (ii) is such Participant's total W-2 compensation paid by the Employer for such Plan Year.

     If the Plan and any other plan that includes a cash or deferred arrangement are considered as one plan for purposes of Code Sections 401(a)(4) or 410(b), the cash or deferred arrangements in such plans shall be treated as one plan for purposes of calculating the Actual Deferral Percentage.

     If any Highly Compensated Employee who is a Participant in this Plan also participates in any other cash or deferred arrangement of the Employer, for purposes of determining the Actual Deferral Percentage for such Employee, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement.

     (b)  Maximum Deferral Percentage

     For any Plan Year, the Actual Deferral Percentage for the group of Highly Compensated Employees for the Plan Year may not exceed the greater of (i) 125 percent of the Actual Deferral Percentage of the group of Non-highly Compensated Employees for the Plan Year or (ii) 200 percent of the Actual Deferral Percentage for the group of Non-highly Compensated Employees for the Plan Year, provided that the Actual Deferral Percentage for the group of Highly Compensated Employees for the Plan Year may not exceed the Actual Deferral Percentage for the group of Non-highly Compensated Employees by more than two percentage points.

     This Actual Deferral Percentage test will be performed in accordance with Code Section 401(k)(3) and Treasury Regulation Section 1.401(k)-l(b).

     (c)  Correction of Actual Deferral Percentage Test

     If the Actual Deferral Percentage test is projected or determined to be failed for any Plan Year, the Plan Administrator shall correct such failure no later than 12 months after the end of the Plan Year. The Plan Administrator may correct any such failure by using any one or combination of correction procedures described in (1) and (2) below. The decision to use one or more correction procedures shall be made in the sole discretion of the Plan Administrator.

          (1)  Distribution of Excess Contributions

     The Plan Administrator may correct a failure of the Actual Deferral Percentage test for a Plan Year by distributing excess contributions and income allocated thereto to Highly

Compensated Employee. Effective January 1, 1997, in the event that there exists an excess deferral percentage, then the amount of such excess shall be eliminated by a leveling process under which the Actual Deferral Percentage of the Highly Compensated Employee with the highest actual deferral ratio is reduced to the extent required to cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage. This process shall be repeated until the excess deferral percentage is completely eliminated. Once the dollar amount of the excess contributions has been determined, it must be allocated to the appropriate highly compensated employees. In order to make this allocation, the following steps are to be taken:

          (A) The elective contributions of the Highly Compensated Employee with the highest dollar amount of elective contributions are reduced by the amount required to cause that Highly Compensated Employee's elective contributions to equal the dollar amount of the elective contributions of the Highly Compensated Employee with the next highest dollar amount of elective contributions. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount. However, if a lesser reduction would equal the total excess contributions, the lesser reduction amount is distributed.

          (B) If the total amount distributed is less than the total excess contributions, step (A) is repeated.

     (2) Qualified Matching Contributions and Qualified Nonelective
Contributions

     The Plan Administrator may correct a failure of the Actual Deferral Percentage test for a Plan Year by (i) designating some or all of the Matching Contributions for the Plan Year, if any, as qualified matching contributions and/or (ii) designating some or all of the Employer Contributions for the Plan Year, if any, as qualified nonelective contributions.

7.5  Actual Contribution Percentage Test

     Effective for Plan Years beginning on and after January 1, 2000, the Plan is intended to satisfy the actual contribution percentage test of Code Section 401(m)(2)(A) by utilizing the Code's design-based safe harbor. However, for any Plan Year in which the Plan is not a safe harbor plan, the provisions below will apply.

     (a)  Definition of Actual Contribution Percentage

     "Actual Contribution Percentage" means the average of the percentages (calculated separately for each Participant who is eligible to make Elective Contributions to the Plan determined by dividing (i) by (ii) where (i) is the total of the Matching Contributions made for the Plan Year on behalf of each such Participant and (ii) is such Participant's total W-2 compensation paid by the Employer for such Plan Year.

     At the election of the Company, the Actual Contribution Percentage shall be calculated after taking into account any Elective Contributions made on behalf of a Participant for the Plan Year, provided that (i) Elective Contributions, including those treated as Matching Contributions pursuant to this paragraph, do not exceed the maximum deferral percentage (ii) Elective Contributions, excluding those treated as Matching Contributions pursuant to this paragraph, do not exceed the maximum deferral percentage and (iii) except as provided in (i) above, the Elective Contributions treated as Matching Contributions pursuant to this subparagraph are not taken into account in determining whether Elective Contributions exceed the maximum deferral percentage for the Plan Year.

     (b)  Maximum Contribution Percentage

     For any Plan Year, the Actual Contribution Percentage for the group of Highly Compensated Employees for the Plan Year may not exceed the greater of (i)
1.25 percent of the Actual Contribution Percentage for the group of Non-highly Compensated Employees for the Plan Year or (ii) 200 percent of the Actual Contribution Percentage for the group of Non-highly Compensated Employees for the Plan Year, provided that the Actual Contribution Percentage for the group of Highly Compensated Employees for the Plan Year may not exceed the Actual

Contribution Percentage for the group of Non-highly Compensated Employees for the Plan Year by more than two percentage points.

     (c)  Elimination of the Excess Aggregate Contributions

     Effective for Plan Years beginning on and after January 1, 1997, if the Actual Contribution Percentage for the group of Highly Compensated Employees exceeds the maximum contribution percentage described above for a particular Plan Year, the amount of such excess aggregate contributions shall be eliminated in the same manner as described in Section 7.4(c) above.

     The income allocable to excess aggregate contributions for a calendar year is equal to allocable gain or loss for the calendar year which is determined by multiplying the net income (of loss) for the calendar year allocable to Matching Contributions by a fraction, the numerator of which is the excess aggregate contributions for the taxable year, and the denominator of which is the Account Balance of the Employee attributable to Matching Contributions as of the end of the Plan Year, without regard to any income or loss during such Plan Year.


7.6  Multiple Use Test

     To the extent applicable, Code Section 401(m)(9) and Treasury Regulations thereunder will apply to determine whether a multiple use of the alternative limitation has occurred.

                                  ARTICLE VIII
                            DISTRIBUTION OF BENEFITS

8.1  Time of Distribution

     (a)  General Rule

     Upon a Participant's termination of employment, including because of death or Total Disability, the Participant will be entitled to a distribution of the Participant's Account Balance as soon as may be administratively practicable after receipt by the Administrative Committee of a valid benefit election form in accordance with the procedures established by the Plan Manager or the Administrative Committee.

     The Administrative Committee shall determine, in accordance with Code
Section 401(k)(10), whether a Participant has terminated employment. A Participant will not be treated as having terminated employment merely because the Participant is transferred from a Participating Employer to a nonparticipating Related Entity or to an entity that is not a Related Entity but which is ten percent or more owned (directly or indirectly) by the Employer.

     Any Employer Contributions and Matching Contributions to which a terminated Participant is entitled as of the last Valuation Date of the year of termination, shall be added to the Participant's existing Account, or if the Participant's Account has already been distributed to the Participant, shall be distributed as soon as practicable after the date such contributions are made to the Trust.

     (b)  Involuntary Cashout

     Notwithstanding the above, if a Participant's Account Balance is $3,500 or less, and effective January 1, 1998, $5,000 or less, the Participant's Account Balance will be paid to the Participant as soon as administratively practicable after the Participant's termination of employment.

     Effective for distributions occurring prior to March 22, 1999, a lump sum cashout could not be made if the Participant's Account Balance exceeded the cashout limit as of the time of any prior distribution. Effective for distributions occurring on or after March 22, 1999, notwithstanding the above, if Participant has begun to receive distributions pursuant to an optional form of benefit under which at least one scheduled distribution has not yet been made, and if the Participant's Account Balance at the time of the first distribution under that optional form of benefit exceeded the cashout limit currently in effect, then the Participant's Account Balance is deemed to continue to exceed the cashout limit.


8.2  Minimum Distributions

     Notwithstanding the foregoing, effective January 1, 1997, a Participant who is not a five percent owner (as defined in Code Section 416(i)(1)) and whose account balance exceeds, effective January 1, 1998, $5,000 as of the Participant's termination date may elect to defer payment until later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. A Participant who is a five percent owner must commence distributions no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 in accordance with the minimum distribution rules of Code Section 401(a)(9).

     With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan shall apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

8.3  Latest Commencement of Benefits

     Notwithstanding any other provision in this Plan to the contrary, unless a Participant elects otherwise, distribution of a Participant's Account must commence no later than 60 days after the close of the Plan Year in which occurs the later of (i) the date the Participant attains age 65, (ii) the tenth anniversary of the year in which the Participant commenced participating in the Plan or (iii) the date on which the Participant terminates employment.


8.4  Method of Payment

     (a)  Lump Sum or Installments

     If a Participant's employment terminates for any reason other than death and the Participant's Account Balance exceeds the involuntary cashout limit described in Section 8.1(b), the Participant's Account Balance shall be paid, at the Participant's election, either in a single lump sum or in periodic installments over a period not to exceed the lesser of 15 years or the life expectancy of the Participant (or the joint life expectancy of the Participant and the Participant's Spouse, if married).

     If a Participant's employment terminates by reason of death or if the Participant's Account Balance does not exceed the involuntary cashout limit described in Section 8.1(b), the Participant's Account Balance will be paid in a single lump sum.

     (b)  Additional Rules Applicable to Installments

     In the case of installments, the amount of each payment shall be determined by dividing the Participant's then Account Balance by the number of installments remaining unpaid. The Participant shall be permitted to invest the remaining Account Balance pursuant to the terms of the Plan.

     In the case of a Participant who receives a distribution of the Participant's Account Balance because of Total Disability, who elected to have the Participant's benefits paid in installments and who then recovers from the Total Disability and returns to service with an

Employer, any remaining installment payments will cease and the remainder of the Participant's Account Balance will be distributed in accordance with this
Article VIII.

     (c)  Elimination of Optional Forms of Distribution Preserved from Prior
          Plans

     Participants who formerly were covered by certain Prior Plans were permitted to receive the portion of the Participant's Account transferred from the Prior Plan in certain optional forms preserved from the Prior Plans. These optional forms are eliminated in accordance with Internal Revenue Service guidance. However, the amendment eliminating the optional forms shall not apply to a Participant with respect to any distribution with an annuity starting date that is earlier than 90 days from the date a summary of material modification describing the amendment is furnished to affected Participants.


8.5  Medium of Distribution

     Any amount invested in Corporation Stock or BlackRock Stock on the date of distribution may be distributed in cash or, at a Participant's election, in kind. If a Participant does not have an election form on file with the Administrative Committee regarding the medium of distribution, the portion of the Participant's Account invested in Corporation Stock or BlackRock Stock will be distributed in cash.


8.6  Payment to Minors and Incompetents

     In the event any payment due under the terms of the Plan is to be made to a minor or incompetent person, such payment may be made for the person's benefit or in any of the following ways as the Administrative Committee shall determine in its sole discretion: (i) directly to such minor or incompetent person, (ii) to the legally appointed guardian of such minor or incompetent person or (iii) to any person or institution maintaining such minor or incompetent person.

8.7  Direct Rollover Provisions

     (a)  Definition of Terms Used in This Section 8.7

     The following words or phrases as used herein shall have the following meanings, unless a different meaning clearly is required by the context. Otherwise, capitalized terms used in this Section 8.7 have the meanings assigned to them in Article I.

          (1) "Distributee" means (i) an Employee, (ii) former Employee,
(iii) an Employee's or former Employee's surviving Spouse and (iv) an Employee's or former Employees' Spouse or former Spouse who is the alternate payee under a "qualified domestic relations order," as defined in Code Section 414(p) and ERISA Section 206(d)(3)(B), are Distributees with regard to the interest of the Spouse or former Spouse.

          (2) "Eligible Retirement Plan" means any of the following that accepts the Distributee's Eligible Rollover Distribution: (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in Section 408(b) of the Code, (iii) an annuity plan described in Section 403(a) of the Code or (iv) a qualified trust described in Section 401(a) of the Code. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (3) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more, (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code or (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

     (b)  Distributee's Election

     Notwithstanding any other provision of the Plan, a Distributee may elect to have, at the time and in the manner prescribed by the Administrative Committee, any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover. The Administrative Committee may, however, in its discretion, limit a Distributee to a single direct rollover for each Eligible Rollover Distribution. Furthermore, the Administrative Committee may prescribe additional procedures for a Distributee to elect a direct rollover of an Eligible Rollover Distribution.

     (c)  Timing of Direct Rollover

     If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Treasury Regulation Section 1.411(a)-11(c), provided that (i) the Administrative Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and a particular distribution option and (ii) the Participant after receiving the notice, affirmatively elects a distribution.

                                   ARTICLE IX
                    IN-SERVICE WITHDRAWALS DURING EMPLOYMENT

9.1  Regular Withdrawals

     A Participant may request a withdrawal from the Participant's Deposit Account and/or Employer Contribution Account. To be eligible for such a withdrawal, the funds must have been in the Plan for two complete Plan Years, unless such funds are attributable to Employee after-tax contributions to a Prior Plan that were not matched by an Employer. Requests for withdrawal must be made in accordance with procedures established by the Plan Manager. Such withdrawals may be made only once in any 12-month period. Any amount so withdrawn may not be repaid or recontributed.


9.2  Hardship Withdrawals

     (a)  Procedures and Funds Available

     Upon the application of a Participant in accordance with the procedures established by the Plan Manager, the Plan Manager may authorize the Trustee to make a hardship withdrawal to a Participant if the Participant has an immediate and heavy financial need that cannot be reasonably satisfied from other resources of the Participant. To ensure that the Plan operates in a uniform and nondiscriminatory manner, a hardship withdrawal will only be granted if described in Sections 9.2(b) and (c). Withdrawals under this Section 9.2 shall be limited to the amount credited to the Participant's Elective Contribution Account, Matching Contribution Account or Rollover Account and to the amount credited to a Participant's Deposit Account and Employer Contribution Account that could not be withdrawn under Section 9.2(a) above.

     (b)  Events That Are Deemed To Constitute Immediate and Heavy Financial
          Need

     For purposes of this Section, the following events will be deemed to constitute an immediate and heavy financial need:

          (1) expenses for medical care (as that term is defined in Code Section 213(d)) previously incurred by the Participant, Participant's Spouse or dependent of the Participant or necessary for these persons to obtain medical care as described in Section 213(d) of the Code;

          (2) payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education of a Participant, Participant's Spouse or dependent;

          (3) costs directly related to the purchase of a Participant's principal residence (excluding mortgage payments); or

          (4) payments necessary to prevent the Participant from being either evicted from the Participant's principal residence or having the mortgage on it foreclosed.

     (c) Circumstances That Are Deemed To Illustrate a Lack of Alternative Resources

     For purposes of this section, a Participant will be deemed to lack alternative resources if the Participant represents, on a form to be supplied by the Plan Manager, that:

          (1) the hardship withdrawal does not exceed the amount reasonably required to meet the financial need created by the hardship (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution);

          (2) the Participant has exhausted all other in-service distributions from the Plan, and is precluded from receiving any further loans from the Plan because of the limits set forth in Code Section 72(p); and

          (3) the need cannot be reasonably satisfied (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the employee's assets, (iii) by cessation of Elective Contributions or employee's contributions under the Plan or (iv) by other distributions or nontaxable loans from plans maintained by the Employer or by any other Employer or by borrowing from commercial sources on reasonable terms.

     (d)  Cessation of Contributions

     Any Participant who receives a hardship withdrawal shall be suspended from making and receiving contributions in the Plan and any other deferred compensation plan of the Corporation (whether qualified or nonqualified and whether sponsored by the Corporation or a Related Entity) and in any stock option, stock purchase or similar plan sponsored by the Employer (or a Related Entity) for a period of 12 months from the effective date of the hardship distribution, and effective January 1, 2002, for a period of six months from the effective date of the hardship distribution. Such suspension shall prohibit the Participant from making Elective Contributions to the Plan and from receiving Employer Contributions and Matching Contributions. In addition, the Participant may not make Elective Contributions for the taxable year immediately following the taxable year of the hardship withdrawal in excess of the limit under Code
Section 402(g) for such next taxable year less the amount of such Participant's Elective Contributions for the taxable year of the hardship withdrawal.


9.3  Funding of Withdrawals

     In the event a withdrawal is less than the total amount credited to a Participant's Account, and if such Account is invested under more than one Investment Fund, then the amount withdrawn from such Account shall be charged to each Investment Fund in the same proportion that the net credit balance in the Account then the subject of withdrawal bears to the combined credit balance in all Investment Funds in which such Account is invested.


9.4  Withdrawals Permitted under Certain Prior Plans

     Annex III describes additional withdrawal provisions applicable to amounts transferred from certain Prior Plans.

                                    ARTICLE X
                              LOANS TO PARTICIPANTS

10.1 Authorization of Loans

     Upon the application of a Participant who is currently employed by the Employer in accordance with the procedures established by the Plan Manager, the Plan Manager may authorize the Trustee to make a loan to the Participant. The Administrative Committee shall establish uniform and nondiscriminatory rules, which it shall apply in a consistent manner, to determine whether a loan shall be approved. Loan applications must be on a form authorized and furnished by the Plan Manager and will be approved only if the loan (i) meets the requirements contained in Section 10.2 of this Plan, (ii) is a loan that is available on a reasonably equivalent basis to all Participants who are "parties in interest" as defined under ERISA Section 3(14), (iii) bears a reasonable rate of interest and
(iv) is adequately secured.


10.2 Minimum Requirements for Loans

     To the extent the Plan Manager authorizes loans to Participants, all such loans shall meet the following requirements and such other terms as the Administrative Committee may establish from time to time.

     (a)  Principal Amount

     The principal amount of a loan to a Participant shall not exceed the lesser of (i) $50,000, reduced by the excess, if any, of the highest outstanding loan balance owed by the Participant during the one-year period ending on the date before the date the loan was made, over the outstanding balance of any loan from the Plan to the Participant on the date on which such loan was made or (ii) 50 percent of such Participant's Account.

     (b)  Minimum Amount

     No loan shall be for less than $500.

     (c)  Maximum Term

     The term of repayment of any loan shall be determined by the Administrative Committee, but in no event may it exceed five years unless such loan principal is used to acquire any dwelling unit which is used or within a reasonable period of time is to be used (determined at the time the loan is made) as the principal residence of the Participant, in which case the term of repayment of the loan may be extended for as much as 15 years.

     (d)  Number of Loans

     A Participant may not have more than two outstanding loans at any time. All loans shall be made effective as of the last day of any quarter or such other date as may be determined by the Plan Manager to be administratively practicable.

     (e)  Funding of Loans

     Unless otherwise specified by a borrowing Participant, loans shall be funded by a pro rata liquidation of the borrowing Participant's interest in each of the Investment Funds.

     (f)  Interest Rate

     The rate of interest charged on a loan will be the prime rate of interest as announced by PNC Bank, N.A., on the last business date of the month preceding the date the Participant submits the loan application.

     (g)  Repayment

     The loan shall be repaid by payroll withholding over its term in level installment payments in each payroll period. As a condition precedent to approval of the loan, the Participant shall be required to authorize irrevocably payroll withholding in the amount of each installment. Notwithstanding anything herein to the contrary, no loan amount shall be permitted if the Plan Manager determines pursuant to uniform standards adopted from time to time that the borrowing Participant does not have the financial capability to repay such loan (through payroll withholding or otherwise).

     (h)  Repayment Allocations

     Loan repayments shall be deposited in accordance with the borrowing Participant's current investment election with respect to current contributions, including any investment election required by this Plan with respect to Matching Contributions.

     (i)  Default

     If a Participant shall fail to make any installment payment on the loan under this Section within 60 days after the due date, the Plan Manager shall have the discretion to accelerate repayment of said loan and demand immediate repayment of the principal and interest on said loan then due. If the Participant fails to comply with such demand within 30 days of receipt thereof, the Plan Manager shall have the discretion to reduce the vested amounts in the Participant's Account by the amount of the unpaid principal and interest to the extent permitted by law. The Plan Manager may also execute on any additional security posted by such Participant, to the extent permitted by law.

     (j)  Collateral

     The loan shall be secured by 50 percent of a Participant's nonforfeitable Account Balance. To the extent that any additional security is required, the security posted must be something in addition to and supporting the Participant's promise to pay, which is pledged to the Plan in such a manner that it may be sold, foreclosed upon or otherwise disposed of upon default as defined in Section 10.2(i), the value and liquidity of which additional security is such that it may reasonably be anticipated that loss of principal and interest will not result from the loan. The adequacy of such additional security will be determined in light of the type and amount of security which would be required in the case of an otherwise identical transaction in a normal commercial setting between unrelated parties on arm's length terms.

     (k)  Termination of Employment

     The outstanding balance of any loan granted to a Participant who terminates employment with the Employer for any reason shall be immediately repayable to the Plan together with interest then due. If not repaid, the outstanding balance of the loan plus interest will be deducted from the payment of a Participant's Account prior to distribution.

10.3 Disclosure of Terms of Loan Program to Participants

     The Administrative Committee or its designee shall communicate to Participants, as soon as may be reasonably practicable through the summary plan description or such other written medium as the Administrative Committee shall, in its sole discretion, deem advisable, the following information: (i) the identity of the person and positions authorized to administer the Participant loan program, (ii) the procedure for applying for loans, (iii) the basis on which loans will be provided or denied, (iv) the limitations contained in
Section 10.2 on the types and amount of loans offered, (v) the procedure under the program for determining a reasonable rate of interest, (vii) the types of collateral which may secure a Participant's loan and (vii) the events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

                                   ARTICLE XI
               ALLOCATION OF FIDUCIARY RESPONSIBILITIES AND DUTIES

11.1 Corporation

     The Corporation shall be the Plan Administrator with the sole responsibility for administration of the Plan. With respect to administrative matters, the Corporation shall act through the Administrative Committee.

11.2 Administrative Committee

     The Administrative Committee is designated as the agent of the Employer and shall have the exclusive authority to control and manage the operations and administration of the Plan and to direct the Trustee to make disbursements from the Trust Fund as more fully set forth in Articles VIII and IX. The Administrative Committee shall provide the Trustee with such information as is necessary for the Trustee to carry out its fiduciary responsibilities under ERISA with respect to the investment and administration of the Trust Fund. The Trustee shall have no responsibility or duties for the administration of the Plan, other than as provided herein or delegated to it by the Administrative Committee and accepted by it in writing.

11.3 Trustee

     The Trustee shall have the authority and discretion to manage and control the Trust Fund to the extent provided in the Trust Agreement, but does not guarantee the Trust Fund in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Trust Fund to meet and discharge all or any liabilities of the Plan. The Trustee shall have no right or duty to require payment of any contribution, or to inquire into the amount or method of determining the amount of any contribution, and shall be accountable only for funds and property actually received by it. The Trustee shall not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, or for any loss to, or diminution of the Trust Fund or for any other loss or damage which may result from the discharge of its duties hereunder except to the extent it is judicially determined that the Trustee has failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and like aims.

     The duties and obligations of the Trustee with respect to the Trust Fund shall be limited to those expressly imposed upon it in this Plan and the Trust Agreement.


11.4 Investment Managers

     The Administrative Committee, by means of a written direction executed by any member acting on behalf of a majority of the members and delivered to the Trustee, shall have the authority to direct the Trustee that a specified amount or portion of the Trust shall not be subject to the investment management of the Trustee, but shall instead be administered by an investment manager in accordance with the written investment directions of such designated investment manager or the Administrative Committee. The Administrative Committee may appoint as an investment manager any entity described in ERISA Section 3(38).

     To the extent that investments are so directed, the entity giving such directions shall be a named fiduciary acting in the capacity of an investment manager within the meaning of Sections 402(c)(3) and 403(a) of ERISA, and the Trustee shall have no greater liability or responsibility with respect to such investments than it would have if the entity giving such directions were an investment manager. Upon receipt of a written direction from an entity authorized to give such a direction, the Trustee shall follow the instruction for the acquisition or disposition of the investment assets specified therein, or the segregation and management or investment delegation of the portion of the Trust specified therein, but such instructions shall not have the effect of requiring the Trustee to violate any law or regulation governing the acquisition or disposition of such investment assets or the segregation and management or investment delegation relating to such portion of the Trust. Securities or other investment assets may be purchased or sold by orders placed directly with brokers by any entity designated by the Administrative Committee as having such authority, and all such purchases or sales shall be executed as though made by the Trustee pursuant to instructions from such entity.

     With regard to any investments which are so directed, the Trustee shall have no right or duty to: (i) question any instructions received from any entity authorized to give such directions, (ii) review any investments held in the Trust at the direction of such an entity, nor (iii) make any recommendations whatsoever to the Administrative Committee or any such other entity regarding retention or sale or any other matter relating to such investments. The Trustee shall not be liable to any person for any action resulting from compliance with the instructions of the Administrative Committee or of any entity designated by the Administrative Committee to give such instructions, and the Trustee shall be indemnified and saved harmless by the Employers from and against any and all liability to which the Trustee may be subjected by reason of any such act or failure of the Administrative Committee or any such other entity to act, including all expenses reasonably incurred in its defense.


11.5 No Joint Fiduciary Responsibilities

     The Plan and the Trust Agreement are intended to allocate to each named fiduciary the individual responsibility for the prudent execution of the functions assigned to the fiduciary, and none of such responsibilities or any other responsibility shall be shared by two or more of such named fiduciaries unless such sharing shall be provided by a specific provision of the Plan or Trust Agreement. Whenever one named fiduciary is required by the Plan or Trust Agreement to follow the directions of another named fiduciary, the two named fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the named fiduciary giving the directions shall be deemed that fiduciary's sole responsibility, and the responsibility of the named fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

                                   ARTICLE XII
                             ADMINISTRATION OF PLAN

12.1 Administrative Committee

     The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed with the Administrative Committee. The Administrative Committee shall consist of no less than three persons appointed by the Board or its delegate. Vacancies thereon shall be filled in the same manner as appointments. Each person appointed as a member of the Administrative Committee shall signify the person's acceptance by filing a written acceptance with the secretary of the Administrative Committee. The Administrative Committee as a whole or any of its members may serve in more than one fiduciary capacity with respect to the Plan.


12.2 Duties and Powers

     The Administrative Committee, or its delegate, shall keep such records as are necessary for the efficient operation of the Plan or as may be required by law and shall provide for the preparation and filing of such forms or reports as may be required to be filed with any governmental agency or department and with the Participants or Beneficiaries. The Administrative Committee shall have all powers necessary to carry out the provisions of the Plan and to satisfy the requirements of any applicable law. The powers shall include, by way of illustration and not limitation, discretionary authority to (i) construe and interpret the Plan in accordance with uniform rules and regulations, (ii) determine questions of fact, law and mixed questions of fact and law, (iii) determine the eligibility of any person to participate in the Plan, the right of any person to benefits and the amount, manner and time of payment of any benefit, in accordance with the provisions of the Plan, (iv) prescribe procedures to be followed by Participants in filing applications for benefits, making elections and designating Beneficiaries, (v) issue directions to the Trustee in connection with all matters within its discretion and in accordance with the terms of the Plan, (vi) prepare and furnish to Employees, Participants, Beneficiaries and governmental agencies, all descriptions, reports, forms or other documents required to be furnished or filed under ERISA, the Code or regulations promulgated thereunder, (vii) appoint and retain individuals to assist in the administration of the Plan, including such legal, clerical, accounting and actuarial service as it may require or as may be required by any applicable law or laws and (viii) require from Employees, Employers, Participants and Beneficiaries such information as shall be necessary for the proper administration of the Plan.


12.3 Plan Manager

     The Administrative Committee may designate a person or persons, who may or may not be members of the Administrative Committee, to be the Plan Manager. The Plan Manager shall be responsible for the day-to-day administration of the Plan and for such other duties and responsibilities as are delegated by the Administrative Committee. In addition to the duties specified elsewhere in this document, the Plan Manager shall (i) be responsible for establishing and communicating to the Participants and Beneficiaries the procedures for filing claims for benefits, (ii) maintain and update from time to time the annexes to the Plan and (iii) determine and record, in the case of plans merged into this Plan, the Accounts in which a Participant's prior plan accounts are merged.


12.4 Standard of Conduct

     The Administrative Committee and its delegates shall discharge their duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and shall do so with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. The Administrative Committee shall at all times act in accordance with the Plan documents and any applicable law.


12.5 Delegation

     The Administrative Committee shall elect a chair from among its members and a secretary who may, but need not, be a member. Among their other duties, the chair shall cause to be kept and the secretary shall keep a written record of all meetings and actions taken by the Administrative Committee. The Administrative Committee may appoint such subcommittees with such powers as it shall determine and may authorize one or more of its members or any agent to execute and/or deliver any instrument or make any payment on its behalf.


12.6 Meetings

     The Administrative Committee shall hold meetings upon such notice, at such place and at such times as it may decide, provided that a meeting shall be held at least once each Plan Year. A meeting may be held in any manner as may be determined by the Administrative Committee, but in any event, where not all members are physically present, the actions of the Administrative Committee shall be reduced to writing and sent to all members within ten days of the date of the meeting. A majority of the Administrative Committee shall constitute at least one-half of the appointed members of the Administrative Committee, and any action that the Plan authorizes or requires the Administrative Committee to take shall require the written approval or affirmative vote of a majority of its then members, but not less than two, unless authority to take such action has been delegated or allocated as provided herein. A dissenting member must register dissent with the member's reasons for dissenting in writing delivered to the other members and the Employer within seven days after the member has knowledge of any action or failure to act by the majority or a delegate shall not be responsible for any such action or failure to act.


12.7 Rules and Decisions

     The Administrative Committee shall endeavor to act by general rules so as not to discriminate in favor of any person and may from time to time adopt such rules and regulations for the administration of the Plan and the transaction of its business as the Administrative Committee shall determine to be necessary to fulfill its duties and obligations or as may be required by law. Subject to the provisions of this Plan relating to appeal procedure, the decisions and records of the Administrative Committee shall be conclusive and binding upon the Employer, Participants and Beneficiaries.

12.8 Compensation and Payment of Expenses

     Unless otherwise determined by the Corporation, the members of the Administrative Committee shall serve without compensation for services as such but all administrative costs and expenses of the Plan, including the expenses of the Administrative Committee, shall be paid by the Trust to the extent not paid by the Corporation or may be reimbursed to the Corporation to the extent so paid by the Corporation. Such expenses shall include any expenses incident to the functioning of the Administrative Committee, including, but not limited to, fees of accountants, counsel and other specialists, and other costs of administering the Plan.


12.9 Insurance

     The Employer shall indemnify or provide and maintain appropriate insurance coverage for the Employer and the Administrative Committee, its members, and its delegates and appointees (other than persons who are independent of the Employer and are rendering services to the Plan for a fee) from any claim, loss, damage, liability and expense (including reasonable attorneys' fees) arising by reason of their acts or failure to act concerning this Plan, except where such acts or failure to act involves any willful misconduct or gross negligence.


12.10 Resignation and Removal

     Any member of the Administrative Committee may resign by giving 30 days written notice to the Chief Executive Officer of the Corporation and secretary of the Administrative Committee. Any member of the Administrative Committee may be removed by the Chief Executive Officer and such removal shall be effective at such time as is provided in the written notice from the Chief Executive Officer. Vacancies in the Administrative Committee arising by resignation, removal, death or otherwise will be filled by the Chief Executive Officer. The Administrative Committee shall remain fully operative pending the filling of any vacancy, and the remaining members of the Administrative Committee shall retain the authority necessary to carry out their duties under the Plan.

12.11 Disqualification

     Neither the Plan Manager nor any member of the Administrative Committee shall participate in the consideration of any matter or question under the Plan that specifically relates to the Plan Manager or Administrative Committee member or to any other persons entitled to benefit payments because of such Plan Manager's or Administrative Committee member's participation under the Plan.


12.12 Claims Procedure

     (a)  Claim for Benefits

     Any claim for benefits under the Plan shall be filed with the chair of the Administrative Committee. If a claim is wholly or partially denied by the chair, written notice of such denial shall be sent to the claimant within 90 days (or 180 days if unusual circumstances exist) after the receipt of the claim. Such notice shall contain (i) the specific reason or reasons for the denial, (ii) specific reference to pertinent Plan provisions on which the denial was based,
(iii) a description of any additional material or information needed for the claimant to perfect the claim and an explanation of why such material or information is necessary and (iv) an explanation of the Plan's claim review procedure.

     (b)  Review Procedures

     Within 60 days after receipt of a written notice of denial, the claimant may file with the chairman of the Administrative Committee a written request for review of the chair's decision. At the time a review is filed, the claimant or the claimant's duly authorized representative may submit issues and comments in writing and may review any pertinent documents. Within 60 days (or 120 days if unusual circumstances exist) after receipt of a request for review, the entire Administrative Committee shall render a written decision to the claimant, in language calculated to be understood by the claimant, containing the reasons for the decision and specific references to the pertinent Plan provision on which the decision was based.

     (c)  Exhaustion of Remedies

     No legal action with respect to a claim for benefits under the Plan shall be instituted unless the claimant shall have first exhausted the claims procedure set forth in this Section 12.12. Notwithstanding the preceding, if a Participant or Beneficiary fails to file a claim or request for review in the manner specified herein, such claim or request shall be waived, and the Participant or Beneficiary will be barred from reasserting such claim.

                                  ARTICLE XIII
                             PARTICIPATING EMPLOYERS

13.1 Adoption of Plan by Participating Employers

     The Corporation may from time to time consent to the participation in this Plan and in the Trust by any of its subsidiaries or affiliates. The Corporation may require, as a condition of the joining of the Plan by any such entity, that such entity take such action as is necessary to consolidate with the Trust Fund the funds applicable to any tax-qualified defined contribution plan which such entity maintains, and to that end may adopt a supplement or supplements to this Plan setting forth special rules as to the interests of persons covered by such other plan.


13.2 Actions by Subsidiaries or Affiliates

     Any such subsidiary or affiliate so participating hereunder shall become a party to the Plan and to the Trust and become a Participating Employer hereunder when the Board approves such participation. Any such Participating Employer shall contribute its allocable share to the cost of maintaining and administering the Plan so long as it remains a party to the Plan and Trust.


13.3 Corporation Amends on Behalf of All Employers

     The Corporation shall have the right to amend the Plan and Trust on behalf of all Employers.


13.4 Any Employer May Terminate

     The right is reserved by each Employer to terminate the Plan with respect to Participants who are employed by it. In the event the Plan should terminate with respect to one Employer hereunder, the Administrative Committee shall cause an accounting to be made as to the portion of the Trust Fund applicable to Participants who are employed by the Employer terminating its participation. The portion so determined shall be allocated to such Participants of the terminating Employer and those deriving benefits through such Participants.

                                   ARTICLE XIV
                        AMENDMENT, MERGER AND TERMINATION

14.1 Amendment

     The Corporation, acting through its Board or a delegate of the Board, reserves the right at any time and from time to time, to modify or amend in whole or in part, any or all of the provisions of the Plan, and to give such amendment retroactive or prospective effect, including amendments adjusting Participants' Accounts to comply with subsequent changes in the applicable law and regulations in order to retain the approval of this Plan by the Internal Revenue Service as a qualified profit sharing plan. Such amendments or modifications may and shall be retroactive to such date as may be necessary to accomplish their intended purpose. Also, no modification or amendment shall make it possible for any part of the corpus or income of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries. No amendment which affects the rights, duties, or responsibilities of the Trustee may be made without the Trustee's written consent. No amendment to the Plan shall decrease a Participant's accrued benefit.


14.2 Merger and Consolidation of Plan, Transfer of Plan Assets

     In the event of any merger or consolidation with or transfer of assets and liabilities to any other Plan, provision shall be made so that the benefit payable to each Participant in the Plan as if the Plan were terminated immediately after such action, would be equal to, or greater than, the benefit that the Participant would have been entitled to receive if the Plan had been terminated immediately prior to such action. In the event of a corporate transaction which results in the merger of all or a portion of the Plan assets, the Administrative Committee may, in its sole discretion, establish such rules and procedures it deems necessary to effectuate such merger or transfer. This may include but is not limited to giving the Participant the option of liquidating into cash all or a portion of the Corporation Stock or BlackRock Stock in the Participant's Account prior to such merger or transfer.

14.3 Discontinuance of Contributions and Termination of Plan

     Any Employer shall have the right at any time to discontinue its contributions hereunder, and withdraw from further participation in the Plan. The Corporation acting through the Board shall have the right at any time to completely discontinue further contributions hereunder and to terminate the Plan by delivering to the Trustee and the Administrative Committee written notice of such discontinuance or termination. Any such suspension of contributions shall not constitute a discontinuance of the Plan. If, however, the Internal Revenue Service determines that any prolonged suspension has ripened into a discontinuance of contributions, the discontinuance shall be effective no later than the closing day of the fiscal year following the last year a substantial contribution was made.

                                   ARTICLE XV
                                  MISCELLANEOUS

15.1 Exclusive Benefit of Participants and Beneficiaries

     (a)  General Rule

     All assets of the Trust shall be retained for the exclusive benefit of Participants, former Participants, and their Beneficiaries, and shall be used only to pay benefits to such persons or to pay the fees and expenses of the Trust. The assets of the Trust shall not revert to the benefit of the Employer, except as otherwise specifically provided in Section 15.1(b).

     (b)  Conditions on Contributions

     To the extent permitted or required by ERISA and the Code, contributions to the Trust under this Plan are subject to the following conditions:

          (1) If a contribution or any part thereof is made to the Trust by the Employer under a mistake of fact, such contribution or part thereof may be returned to the Employer within one year after the date the contribution was made.

          (2) Contributions to the Trust are specifically conditioned on the original and continuing qualification of the Plan under Section 401 of the Code, and in the event the Plan is determined not to meet the qualification requirements of Section 401 of the Code, contributions made in respect of any period for which such requirements are not met shall be returned to the Employer, provided the Employer requests the return within one year after the Plan is determined not to meet such requirements.

          (3) Contributions to the Trust are specifically conditioned on their deductibility under Section 404 of the Code, and to the extent a deduction is disallowed for any such contribution, the amount determined pursuant to the following paragraph may be returned to the Employer, provided the Employer requests the return within one year after the date of the disallowance of the deduction.

          (4) The return of a contribution to an Employer pursuant to subparagraphs (1) or (3) of Section 15.1(b) above must satisfy each of the following conditions:

               (A) The amount of such contribution which may be so returned shall not be greater than the excess of the amount contributed over the amount that would have been contributed had there been no mistake in determining the deduction or had there been no mistake of fact, as the case may be.

               (B) The amount of such contribution which may be so returned shall not be increased by earnings attributable to the investment or reinvestment of such contribution in the Trust, but shall be reduced by losses attributable to the investment or reinvestment of such contribution in the Trust.

               (C) The return of such contribution shall not reduce the balance in any Participant's Account to less than the balance which would have been in that Account if the returned contribution had not been contributed.


15.2 Employment Rights

     Neither the establishment of the Plan and the Trust hereby created nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits shall be construed as giving any Participant or Beneficiary any legal or equitable right against any Employer or the Trustee except as expressly herein provided, or as may be conferred upon the Participant or Beneficiary expressly by statute; nor, similarly, shall such establishment be deemed to give any Participant any right to inspect any of the books, Accounts, records or balance sheets of any Employer or all of them. In no event shall the terms of this Plan be interpreted as giving any Employee the right to be retained in the service of the Employer, and all Employees shall remain subject to discharge to the same extent as if this Plan had never been executed.


15.3 Spendthrift Clause

     Except as otherwise provided in Article X regarding Plan loans, the interests of Participants and their Beneficiaries under the Plan are not in any way subject to their debts or other obligations and may not be voluntarily or involuntarily sold, transferred, alienated or assigned, except to the extent permitted by law.

     Notwithstanding the preceding sentence, the Plan will recognize any qualified domestic relations order as defined in Section 414(p) of the Code and
Section 206(d)(3)(B) of ERISA. The Administrative Committee will follow the procedures set forth in those Sections for determining the qualified status of a domestic relations order and will establish such other practices and procedures as may be administratively necessary to comply with such order. The Administrative Committee may authorize an immediate distribution to an alternate payee under a qualified domestic relations order even if the Participant could not have been entitled to such an immediate distribution.


15.4 Employer's Successor

     In the event of the merger or consolidation of the Employer or other circumstances whereby a successor entity shall continue to carry on all or a substantial part of its business, and such successor shall elect to carry on the provisions of the Plan as herein provided, such successor shall be substituted upon the filing in writing of its election to do so with the Trustee and approval of such election by the Board.


15.5 Legal Actions

     In any action or proceeding involving any assets constituting part or all of the Trust, or the administration thereof, the Corporation, the Administrative Committee, and the Trustee shall be the only necessary parties and no Participants or Beneficiaries or any other persons having or claiming to have an interest in the Trust Fund or under the Plan shall be entitled to any notice of process.


15.6 Power to Interplead

     In any action either at law or equity involving a Participant and the Participant's interest under the Plan or its operation, but in which the Trustee or the Employer are not directly a party litigant or necessary party, upon court approval or order, the Employer may direct the Trustee to pay over to any court or those persons designated by the court all sums or property subject to such litigation. Upon such payment neither the Trustee nor the Employer shall be liable or accountable for such payment.


15.7 Unclaimed Amounts

     It shall be the sole duty and responsibility of a retired or terminated Participant or a Beneficiary to keep the Trustee and the Employer apprised of that person's whereabouts and current address. If any benefit to be paid under this Plan cannot be distributed because of the Employer's and Trustee's inability, after a reasonable search, to locate a particular Participant or Beneficiary legally entitled to such benefit, it shall be held by the Trustee in a special account which shall be invested in such Investment Fund as the Administrative Committee or the Plan Manager may designate from time to time. If such amount shall remain unclaimed at the time the Plan is finally terminated and the Trust liquidated, the unclaimed amount shall then escheat to the Commonwealth of Pennsylvania, or shall be subject to such other distribution as may be required or permitted by law.


15.8 Construction of Plan

     This Plan shall be construed and administered according to the laws of the Commonwealth of Pennsylvania, to the extent not preempted by federal law. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and whenever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of Articles and Sections of this instrument are inserted for convenience of reference. They constitute no part of the Plan and are not to be considered in the construction hereof.


15.9 USERRA and Code Section 414(u) Compliance

     Effective December 12, 1994, notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). In addition, loan repayments will be suspended under this Plan as permitted under Code Section 414(u).

                                   ARTICLE XVI
                              TOP HEAVY PROVISIONS

16.1 Definitions of Terms Used in This Article XVI

     The following word or phrases as used herein shall have the following meanings, unless a different meaning clearly is required by the context. Otherwise, capitalized terms used in this Article XVI have the meanings assigned them in Article I.

     (a) "Aggregation Group" means the Mandatory Aggregation Group unless the Permissive Aggregation Group is elected by the Corporation, in which case it shall mean the Permissive Aggregation Group.

     (b) "Determination Date" means the last day of the Plan Year.

     (c) "Key Employee" means an employee who, at any time during the Plan Year or any of the four preceding Plan Years is:

          (1) an officer of the Corporation or a Related Entity having annual compensation greater than 50 percent of the amount sin effect under Code Section 415(b)(1)(A) for such Plan Year. The number and identity of persons to be considered officers in any Plan Year shall be determined by the Administrative Committee pursuant to the provisions of Code Section 416(i) and the Treasury Regulations thereunder;

          (2) one of the ten employees having annual compensation of more than the limitation in effect under Code Section 415(c)(1)(A) for such Plan Year and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Corporation and all Related Entities (aggregated);

          (3) a five percent owner of the Corporation; or

          (4) a one percent owner of the Corporation having annual compensation of more than $150,000.

     (d) "Key Employee Ratio" means the ratio for any Plan Year calculated as of the Determination Date with respect to such Plan Year, determined by dividing the amount described in subparagraph (1) of this Section by the amount described in subparagraph (2) of this Section.

          (1) The amount described in this subparagraph (1) is the excess of the sum of subparagraphs (A) through (C) over subparagraph (D).

               (A) The aggregate of the present value of all accrued benefits of Key Employees under all qualified defined benefit plans included in the Aggregation Group.

               (B) The aggregate of the balances in all of the accounts standing to the credit of Key Employees under all qualified defined contribution plans included in the Aggregation Group.

               (C) The aggregate amount distributed from all qualified plans in such Aggregation Group to or on behalf of any Key Employee during the period of five Plan Years ending on the Determination Date.

               (D) Any rollover contributions (or similar transfers) to the Plan initiated by any Key Employee and made after December 31, 1983.

          (2) The amount described in this subparagraph (2) is the excess of the sum of subparagraphs (A) through (C) over subparagraph (D).

               (A) The aggregate of the present value of all accrued benefits of all Participants under all qualified defined benefit plans included in the Aggregation Group.

               (B) The aggregate of the balances in all of the accounts standing to the credit of all Participants under all qualified defined contribution plans included in the Aggregation Group.

               (C) The aggregate amount distributed from all plans in such Aggregation Group to or on behalf of any Participant during the period of five Plan Years ending on the Determination Date.

               (D) All rollover contributions (or similar transfers) to a plan initiated by any Participant and made after December 31, 1983, and any amount on account of a person who is a Non-key Employee for a Plan Year but for a prior Plan Year was a Key Employee of the Employer.

     (e) "Mandatory Aggregation Group" means the group of qualified plans sponsored by the Corporation or by a Related Entity formed by including in such group (i) all such plans in which a Key Employee is a Participant and (ii) all such plans which enable any plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) and 410.

     (f) "Non-key Employee" means any person who is employed by the Corporation or a Related Entity, but who is not a Key Employee as to that Plan Year.

     (g) "Permissive Aggregation Group" means the group of qualified plans sponsored by the Corporation or by a Related Entity formed by including in such group (i) all plans in the Mandatory Aggregation Group and (ii) such other qualified plans sponsored by the Corporation or a Related Entity as the Corporation elects to include in such group, as long as the group, including those plans electively included, continues to meet the requirements of Code Sections 401(a)(4) and 410.

16.2 Determination of Top Heavy and Super Top Heavy Status

     This Plan shall be deemed "top heavy" as to any Plan Year if, as of the last day of the preceding Plan Year, any of the following conditions are met:

     (a) The Plan is not part of an Aggregation Group and the Key Employee Ratio under the Plan exceeds 60 percent.

     (b) The Plan is part of an Aggregation Group, there is no Permissive Aggregation Group of which the Plan is a part, and the Key Employee Ratio of the Mandatory Aggregation Group of which the Plan is a part exceeds 60 percent.

     (c) The Plan is part of an Aggregation Group, there is a Permissive Aggregation Group of which the Plan is a part, and the Key Employee Ratio of the Permissive Aggregation Group of which the Plan is a part exceeds 60 percent.

     This Plan shall be deemed "super top heavy" as to any Plan Year if, as of the last day of the preceding Plan Year, any of the conditions above are met, substituting "90 percent" for "60 percent" at each place where "60 percent" appears.


16.3 Right to Participate in Allocation of Employer's Contributions

     (a)  General Rule

     Notwithstanding any provision of this Plan to the contrary, any person who was eligible to be a Participant at any time during a Plan Year in which this Plan was top heavy shall share in the allocation provided for in Article III of this Plan for such Plan Year if that person remained in the employ of the Corporation or a Related Entity through the end of the Plan Year with respect to which such allocation applies.

     (b)  Exceptions to the General Rule

     The provisions of Section 16.3(a) above shall not apply to any Participant for a Plan Year if, with respect to that Plan Year:

          (1) such Participant was an active participant in a qualified defined benefit pension plan sponsored by the Corporation or by a Related Entity under which plan the Participant's accrued benefit is not less than the minimum accrued pension benefit that would be required under Section 416(c)(1) of the Code, treating such defined benefit pension plan as a top heavy and treating all such defined benefit pension plans as top heavy and treating all such defined benefit pension plans as constitute an Aggregation Group as a single plan; or

          (2) such Participant was an active participant in a qualified defined contribution plan sponsored by the Corporation or by a Related Entity under which plan the amount of the Employer's contribution allocable to the Account of the Participant for the accrual computation period of such plan ending with or within the Plan Year, exclusive of amounts by which the Participant's compensation was reduced pursuant to a salary reduction agreement or similar arrangement, is not less than the contribution allocation that would be required under Code Section 416(c)(2) under this Plan.


16.4 Minimum Employer Contribution Allocation

     The allocation made under Article III of this Plan to the Account of each Participant who is a Non-key Employee for any Plan Year including a Plan Year in which this Plan is top heavy Plan or a super top heavy Plan shall be not less than the lesser of (i) three percent of the annual compensation of each such Participant for such Plan Year or (ii) the percentage of annual compensation so allocated under Article III (together with amounts so allocated as a result of a cash or deferred election) to the Account of the Key Employee for whom such percentage is the highest for such Plan Year.

     If any person who is a Participant in the Plan is a participant under any top heavy defined benefit pension plan qualified under Section 401(a) of the Code sponsored by the Corporation or a Related Entity, there shall be substituted "five percent" for "three percent" in this Section 16.4 of Article XVI.

     For the purposes of determining whether or not the provisions of this
Section 16.4 have been satisfied, (i) contributions or benefits under Chapter 2 of the Code (relating to tax on self-employment income), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title II of the Social Security Act, or any other federal or state law are disregarded, (ii) all defined contribution plans in the Aggregation Group shall be treated as a single plan and (iii) contributions allocable to the Account of the Participant under any other qualified defined contribution plan that is part of the Aggregation Group shall be deemed to be contributions made under this Plan, and, to the extent thereof, no duplication of such contributions shall be required hereunder solely by reason of this Section 16.4.

     This Section 16.4 shall not apply in any Plan Year in which the Plan is part of an Aggregation Group containing a defined benefit pension plan (or a combination of such defined benefit pension plans) if the Plan enables a defined benefit pension plan required to be included in such Aggregation Group to satisfy the requirements of either Section 401(a)(4) or 410 of the Code.

     For any Plan Year in which the Plan is top heavy, 1.0 shall be substituted for 1.25 for purposes of determining the denominator of the separate defined benefit and defined contribution plan fractions described in Section 7.3(c).

                                  ARTICLE XVII
                          EMPLOYEE STOCK OWNERSHIP PLAN

17.1 Definitions of Terms Used in This Article XVII

     The following word or phrases as used herein shall have the following meanings, unless a different meaning clearly is required by the context. Otherwise, capitalized terms used in this Article XVI have the meanings assigned to them in Article I.

     (a) "ESOP" shall mean the employee stock ownership plan through which Matching Contributions in Corporation Stock shall be made to the Plan. Effective January 1, 2002, ESOP shall mean and be designated as any part of the Plan invested at any time in Corporation Stock.

     (b) "Loan" shall mean any loan to the Trustee made or guaranteed by a disqualified person (within the meaning of Section 4975(e)(2) of the Code) for the purpose of permitting the Trustee to finance or refinance the purchase of Corporation Stock, including, but not limited to, a direct loan or cash, a purchase-money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee or the use of assets of a disqualified person (within the meaning of Section 4975(e)(2) of the Code) as collateral for a loan.

     (c) "Participating Employer Contribution" shall mean a contribution of Corporation Stock or cash by a Participating Employer to the ESOP.


17.2 Effective Date of ESOP

     Except to the extent provided otherwise in this Article XVII, the effective date of the ESOP created by this Article XVII and all provisions in this Article, shall be September 15, 1989.

17.3 Participating Employer Contributions

     (a)  Timing of Participating Employer Contributions

     Each Participating Employer may make discretionary Participating Employer Contributions to the ESOP in cash or Corporation Stock at such times and in such amounts as the board of directors of each Participating Employer shall determine.

     In the event that a Loan is made to the Trustee, each Participating Employer shall make Participating Employer Contributions to the ESOP in cash in such amounts and at such times as will enable the Trustee to pay principal and/or interest on any such Loans as they are due, but only to the extent the principal and interest on any such Loan is not paid by means of a dividend on Corporation Stock held as collateral for such Loan.

     (b)  Deductibility

     All Participating Employer Contributions to the Trust are conditioned on the deductibility of such contributions, and no Participating Employer Contribution shall be made in excess of the maximum amount allowable as a deduction for federal income tax purposes.

     (c)  Participating Employer Loan to ESOP

     In the event that deductible Participating Employer Contributions are insufficient to enable the Trustee to pay principal and interest on such Loan as it is due and not paid by means of a dividend on Corporation Stock held as collateral for such Loan, then upon the Trustee's request the Participating Employer shall make a Loan to the ESOP, as described in Treasury Regulation
Section 54.4975-7(b)(4)(iii), in sufficient amounts to meet such principal and interest payments. The new Loan shall also meet all requirements of an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iii). Corporation Stock released from the pledge of the prior Loan as a result of the payment of principal and interest with the proceeds of a new Loan shall be pledged as collateral to secure the new Loan. Such Corporation Stock will be released from this new pledge and allocated to the Accounts of the Participants in accordance with applicable provisions of the ESOP.


17.4 Participant Contributions

     No Participant shall be required or permitted to make contributions to the ESOP.


17.5 Investment of ESOP Assets

     Assets held under the ESOP will be invested in Corporation Stock, subject to the special election for Participants attaining age 50 contained in Section 6.1(b) of the Plan. Participating Employer Contributions, and all other ESOP assets, including cash dividends paid on Corporation Stock, may be used (i) to acquire shares of Corporation Stock directly from Company shareholders (including former Participants) or from the Corporation or (ii) to pay principal and interest on a Loan.


17.6 Purchases of Corporation Stock

     All purchases of Corporation Stock by the Trustee will be made at a price that does not exceed the fair market value of such Corporation Stock. The determination of fair market value of Corporation Stock for all purposes under the Plan shall be made by the Trustee based upon the last public sale price on the New York Stock Exchange on the date of purchase; except that for purchases of Corporation Stock by the Trustee after September 14, 1989, the fair market value of Corporation Stock shall be based upon (i) the public sale price on the New York Stock Exchange at the time of purchase or (ii) if the purchase occurs at a time when the New York Stock Exchange is closed, the closing price on the New York Stock Exchange on the prior trading day.


17.7 Sales of Corporation Stock

     The Trustee may sell or resell shares of Corporation Stock to any person, including the Corporation, provided that such sales will be made at not less than the fair market value as determined under Section 17.6, and no commission will be charged. Any such sale shall be made in conformance with Section 408(e) of ERISA. All sales proceeds of allocated Corporation Stock will be credited to the Matching Contribution Accounts of the Participants on whose behalf such sales were made and shall be distributed in accordance with this Plan.


17.8 Exempt Loans

     (a)  Terms of Loans

     Any Loan obtained by the Trustee shall meet all requirements necessary to constitute an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(7) and shall be used primarily for the benefit of the Participants and their Beneficiaries. The proceeds of any Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Corporation Stock, repay the Loan and/or repay any prior Loan. The number of years to maturity under the Loan must be definitely ascertainable at all times. Any Loan shall provide for no more than a reasonable rate of interest, as determined under Treasury Regulation Section 54.4975-7(b)(7). Any Loan must be without recourse against the ESOP assets other than Corporation Stock acquired with the proceeds of the Loan and shares of Corporation Stock that were used as collateral on a prior Loan repaid with the proceeds of the current Loan.

     (b)  Release of Pledged Stock from Suspense Account

     The Corporation Stock pledged under Section 17.8(a) above, shall be placed in a suspense account. Any pledge of Corporation Stock must provide for the release of shares so pledged at least as rapidly as under either the general rule or special rule below.

     Notwithstanding the foregoing, effective September 15, 1989, shares so pledged may be released monthly in advance of actual payment on the Loan; provided, however, that in no event will the release of shares for a Plan Year be (i) less than the amount provided under the general rule or special rule below, as the case may be, or (ii) in an amount in excess of the Participating Employers' Matching Contributions.

     Except as provided in subparagraph (3) of this Section 17.8(b), once the Administrative Committee has selected either the general rule or special rule, that rule shall be used exclusively for the release of pledged shares of Corporation Stock acquired with the proceeds of that particular Loan.

          (1)  General Rule

     For each Plan Year during the duration of the Loan, the Administrative Committee shall withdraw from the suspense account a number of shares of Corporation Stock equal to the total number of shares held in the suspense account immediately prior to the withdrawal multiplied by a fraction (i) the numerator of which is the amount of principal and interest paid for the Plan Year and (ii) the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future years.

          (2)  Special Rule

               (A) For each Plan Year, the Administrative Committee shall withdraw from the suspense account a number of shares of Corporation Stock equal to the total number of such shares held in the suspense account immediately prior to the withdrawal multiplied by a fraction (i) the numerator of which is the amount of principal paid for the Plan Year and (ii) the denominator of which is the sum of the numerator plus the principal to be paid for all future Plan Years.

               (B) The Administrative Committee may select the special rule only if (I) the Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years, (II) the interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables and (III) by reason of a renewal, extension or refinancing, the sum of the expired duration of the original Loan, any renewal period, any extension period and the duration of any new Loan does not exceed ten years.

          (3) In determining the number of shares to be released for any Plan Year under either the general rule or special rule:

               (A) the number of future years under the Loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods;

               (B) if the Loan provides for a variable interest rate, the interest to be paid for all future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year for which the determination is being made; and

               (C) if the Corporation Stock allocated to the suspense account includes more than one class of shares, the number of shares of each class to be withdrawn for a Plan Year from the suspense account must be determined by applying the applicable fraction provided for above to each such class.

     (b)  Payments of Principal and Interest

     Payments of principal and interest on any such Loan during a Plan Year shall be made by the Trustee only from (i) any dividends attributable to Corporation Stock given as collateral for a Loan, (ii) Participating Employer Contributions and earnings from such Participating Employer Contributions made to the ESOP to meet the Plan's obligation under a Loan and (iii) the proceeds of a subsequent Loan made to repay a prior Loan. Such Participating Employer Contributions and earnings must be accounted for separately by the Plan until the Loan is repaid.

     (c)  Restriction on ESOP Shares

     Notwithstanding any amendment to or termination of the ESOP which causes it to cease to qualify as a leveraged employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, no share of Corporation Stock acquired with the proceeds of a Loan obtained by the Trust to purchase Corporation Stock may be subject to a put, call, or other option, or buy-sell or similar arrangement while such shares are held by and when distributed from the ESOP.


17.9 Allocations to Participants' Accounts

     (a)  Corporation Stock

     The Matching Contribution Account maintained for each Participant will be credited with the Participant's allocated share as determined under Section
17.10 of Corporation Stock (including fractional shares) purchased and paid for by the ESOP or contributed in kind to the ESOP and with any dividends on Corporation Stock allocated to the Participant's Matching Contribution Account. Corporation Stock acquired by the Trustee with the proceeds of a Loan shall be allocated in accordance with Section 17.10 to the Matching Contribution Accounts of Participants as the Corporation Stock is released from suspense accounts as provided in Section 17.8(b); provided, however, that no portion of the ESOP assets attributable to (or allocable in lieu of) Corporation Stock acquired in a sale to which Code Sections 1042 or 2057 apply may be allocated to the Accounts of any Participant who owns (after application of Code Section 318(a) without regard to the employee trust exception contained in Code Section 318(a)(2)(B)(i)) more than 25 percent of the voting control or value of any class of stock of any Related Entity at any time during the one-year period ending on the date of such sale or on the date when the allocation of such Corporation Stock otherwise would occur.

     In addition, during the "nonallocation period," no portion of the ESOP assets attributable to (or allocable in lieu of) Corporation Stock so acquired may be allocated to the Accounts of (i) the selling shareholder or (ii) any individual who is "related" (within the meaning of Code section 267(b)) to the selling shareholder. The "nonallocation period" is the ten year period beginning on the later of (a) the date of such sale or (b) the date of the allocation of Corporation Stock so acquired attributable to the final payment of a Loan, the proceeds of which were used to purchase such Corporation Stock.

     (b)  Dividends

     If dividends paid on shares of Corporation Stock are used to make a Loan payment, shares released from the suspense account as provided in Section 17.8(b) shall be allocated to Participants' Matching Contribution Accounts in accordance with the provisions of Section 17.10(b). Dividends paid on shares of Corporation Stock which are not used to make a Loan payment shall be allocated to Participants' Matching Contribution Accounts in the same manner as Participating Employer Contributions are allocated under provisions of Section 17.10(a).


17.10 Allocable Shares

     (a)  Corporation Stock

     Participating Employer Contributions which are not used to pay principal and interest on a Loan first shall be allocated to a Participant's Matching Contribution Account to the extent necessary to fund the Matching Contribution required pursuant to Section 3.3 of the Plan. To the extent that any additional Participating Employer Contributions remain unallocated in excess of the amount necessary to fund the Matching Contribution required pursuant to Section 3.3 of the Plan, the Matching Contribution shall be increased in increments of .01 a percentage point until the Participating Employer Contribution is completely allocated among Participants' Matching Contribution Accounts.

     Corporation Stock acquired with the proceeds of a Loan and released from the suspense account as a result of a Participating Employer Contribution used to pay principal or interest on such Loan shall be allocated to a Participant's Matching Contribution Account based on the amount of Matching Contribution to be made under Section 3.3 of the Plan.

     (b)  Dividends

     For purposes of subsection 17.9(b), if dividends paid on shares of Corporation Stock which have not been allocated to a Participant's Account are used to make a Loan payment, shares released from the suspense account as provided in Subsection 17.8(b) shall be allocated to a Participant's Matching Contribution Account in the same manner as Participating Employer Contributions as set forth in subsection 17.10(a) above. For purposes of subsection 17.9(b), if dividends paid on shares of Corporation Stock which have been allocated to a Participant's Account are used to make a Loan payment, shares released from the suspense account as provided in subsection 17.8(b) shall be treated as earnings on the Participant's Matching Contributions and shall be allocated to a Participant's Matching Contribution Account in the same manner as any other earnings on the Participant's Matching Contributions.

     Notwithstanding any provision to the contrary, the fair market value of the Corporation Stock allocated to a Participant's Matching Contribution Account with respect to dividends paid on Corporation Stock allocated to such Account may not be less than the amount of dividends which otherwise would have been allocated.


17.11 Accounting for Allocations

     The Administrative Committee shall adopt accounting procedures for the purpose of making the allocations, valuations, and adjustments to Participants' Matching Contribution Accounts provided for in this Article. Except as provided in Treasury Regulation Section 54.4975-11, Corporation Stock acquired by the Plan shall be accounted for as provided under Treasury Regulation Section 1.402(a)-1(b)(2)(ii), allocations of Corporation Stock shall be made separately, and the Administrative Committee shall maintain adequate records of the cost basis of all shares of Corporation Stock allocated to each Participant's Matching Contribution Account and furnish such information to the Trustee regarding the same as may be necessary to allow the Trustee to perform its duties under this Section 17.11 upon the written request of the Trustee. From time to time, the Administrative Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Matching Contribution Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Section.

17.12 Form of Distribution

     The distribution in kind of a Participant's Matching Contribution Account as provided in Section 8.4 is conditioned upon the availability of ESOP assets that are sufficiently liquid to effectuate such distribution without jeopardizing the financial position of the ESOP and taking into account debt service requirements of any Loan then outstanding.


17.13 Voting Corporation Stock

     The Trustees shall vote any full and partial shares of Corporation Stock credited to a Participant's Account in accordance with the direction of such Participant. Such direction must be made in the manner prescribed by the Plan Manager or Administrative Committee. Any shares for which the Trustees do not receive instruction (including unallocated shares) shall be voted by the Trustees in the exercise of their sole discretion. When Participants or Beneficiaries are entitled to direct the manner in which voting rights of allocated Corporation Stock are to be exercised, the Corporation shall furnish the Trustee and the Participant or Beneficiary with a notice or information statement which complies with applicable law and the Corporation's charter and by-laws as applicable to security holders in general.

     IN WITNESS WHEREOF, this amended and restated Plan is executed and adopted by The PNC Financial Services Group, Inc., by its duly authorized officer, this 20th day of December, 2001.


                                             /s/ William E. Rosner
                                             -----------------------------------
                                             William E. Rosner
                                             Senior Vice President